UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

K&L Gates LLP

70 WEST MADISON STREET, SUITE 3100

CHICAGO, IL 60602

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS

KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

KEELEY SMALL-MID CAP VALUE FUND (KSMVX - KSMIX)

KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

Dear Fellow Shareholder,

Despite a number of fearful macroeconomic headlines that caused many investors to position themselves conservatively, much of the past six months has proven to be a strong period for risk assets. Equities rose sharply in the face of uncertainty over a hard landing in China, the European sovereign debt crisis, and the “fiscal cliff” here in the United States. Despite double digit returns for most equity indices, it appears that many investors continue to question the recovery. Moreover, trends in overall mutual fund cash flows indicate these investors continue to watch the market climb the “wall of worry” and remain hesitant to commit their capital. We believe this trend continues to be an indirect catalyst for future growth as investors should eventually capitulate and move from low yielding cash and bonds to equities. Frankly, it is hard not to question the amount of money that has poured into fixed-income funds since 2007 (over $1 trillion) given the low interest rate environment we find ourselves in today. I plan on returning to this topic later in my comments, but I wanted to address it early since I think it may continue to be an important catalyst in support of equities along with a continued economic recovery.

From an economic perspective, the recovery in the U.S. has continued, albeit at a somewhat sluggish pace. There have been a number of positive announcements more recently such as a rise in consumer spending, lower unemployment, increased factory orders and higher retail sales. In addition, the housing sector continues to show increased strength as reports of housing starts, existing home sales, and housing prices have all exceeded expectations and produced year-over-year growth. Another positive surprise was the lack of an impact that the debate over the fiscal cliff had on the economy. Although the corresponding tax increase reduced personal income and may create further long-term drag, consumer spending remained strong, and the recovery seems to be progressing smoothly. Similarly, the sequestration spending cuts that took effect in early March seem to have had minimal impact on the economy as well. With that said, it is still too early to evaluate the full long-term impact of the cuts as they will be implemented slowly over time.

Although the U.S. recovery has been broad based and appears to be driven by fundamentals, a number of risks remain. The impact of a potential breakdown in the current bipartisan cooperation in Washington, and the long-term consequences of the Federal Reserve’s experiment with Quantitative Easing (QE) are largely unknown. Globally, Japan is undergoing a massive easing experiment of their own to try to weaken the Yen in an attempt to win a decade-long battle with deflation. Other major economies (primarily in Europe) continue to struggle with growth and frustration continues to mount as the populace of those countries struggle under the pressure of the stifling austerity measures placed upon them. Essentially, Europe was the primary drag during a period with a great deal of optimism. The developments in Cyprus early in 2013 were a stark reminder that some unpredictable uncertainties may remain.

Clearly, the environment for equities over the past six months has been extremely productive, and our portfolios have posted strong results over that time period. While certain aspects of the Fed-induced low interest rate environment have been controversial, it is clear that their policies have had a positive impact on the markets and created more confidence due in large part to the “wealth effect” generated by rising stock prices, an improving housing market, and easier access to credit.

While a great deal of attention has been focused on the Federal Reserve’s impact on consumers, we have witnessed massive improvement in corporate balance sheets since the depths of the recession. Corporate profits now stand at record levels relative to GDP, and it is no secret that companies have taken advantage of the low interest rate environment to “clean up” their balance sheets by retiring or refinancing debt, and many of them now have significant cash balances. Although we are puzzled as to why this has not created more buzz on the Merger and Acquisition (M&A) front, improvements in corporate profitability and balance sheet enhancements have been key factors in the economic recovery. Our strategies that focus on corporate restructuring are commonly involved in more complex financial situations where debt is often a facilitator of much of this activity. One can easily recognize that the low interest rate environment has provided a strong tailwind for many of our companies that went through restructuring during or before the 2009 economic crisis by allowing them the financial flexibility to manage debt more effectively. The current environment has been an incredible time for companies to restructure existing debt and/or potentially use new debt to fund strategic growth opportunities. Economic recessions often create a plethora of restructuring opportunities, as companies are forced to reassess their business strategies in a rapidly changing environment. This is exactly what we have witnessed since 2009, and regardless of how one may feel about the Federal Reserve and Ben Bernanke, cheap credit has been instrumental in this process. I can remember back when the debt loads of some of our companies were viewed with disdain during the depths of the recession, and the stock prices of those holdings were punished accordingly. Strong companies with good cash flow such as DineEquity (DIN) were left for dead in that environment and have turned out to be some of our best investments since that time. Ashland Inc. (ASH) was another, as their acquisition of Hercules Inc. in July of 2008 proved to be ill-timed due to the amount of debt that Ashland assumed in the transaction. That stock suffered a similar fate as DineEquity, falling to below $10 a share in 2009 but has since been one of our best performers, setting new highs in the first quarter of 2013 at over $70 per share. Although it was painful to endure many aspects of the “Great Recession” in 2008 and 2009, we learned a number of valuable lessons from the experience, and now believe the “light at the end of the tunnel” is within view. The performance of many of our positions provide evidence of this improvement.

When credit was scarce after the downturn, much of the activity in our space was suppressed for a number of years. Today, we perceive a great deal of pent-up demand, and we anticipate companies to seek financial engineering to foster growth. Companies that may have been reluctant to make a small, “tuck-in” acquisition are now poised to use their renewed balance sheet strength and the low-cost financing available to make acquisitions happen. A healthy credit environment also places more pressure on companies to unlock hidden value inside their own businesses. We believe that this is why we are seeing a number of headlines where activist investors are becoming more vocal in their displeasure over management-driven actions. We believe that they see the value in companies and realize that in this environment there are few viable excuses as to why a company should not attempt to realize that value. We further believe these are all elements where the Federal Reserve’s policies have been beneficial to equities. We would agree that the timing and impact of the Fed’s QE endeavor remains unknown and certainly could have negative consequences in the future. However, our job is to identify the best investment opportunities in our universe of corporate restructuring, and we believe many companies have taken advantage of what the market is offering them and have become strategically positioned for the present and future. We view this is an element that the market has simply underestimated. And despite the unknowns with respect to the future, we are comforted by the fact that many companies are much better positioned in case the economic environment slows. During conversations with many of the Funds’ long-term holdings since the recession, all of them recall the difficulties they encountered just five years ago, and they want to make sure they don’t find themselves in that type of situation again. This may be one factor as to why the larger M&A deals recently have been scarce. Other than a brief uptick in the fourth quarter of 2012, where companies may have been rushing deals to avoid potential changes in the tax code, there have been a limited number of mergers. As mentioned earlier, this has us puzzled given that many companies may be able obtain financing below the projected growth rate of an acquisition target. Again, we can speculate on the reasons, which may include uncertainty in Washington, a rapidly evolving and changing global economy, and the desire to hold cash in case credit markets freeze up again. Although we are surprised by the lack of M&A activity, we believe the current interest rate environment has had a number of positive effects on the economy. We perceive the evidence of such benefits in a more granular fashion when looking at the balance sheets of the Funds’ holdings and prospective new opportunities.

Overall, we were pleased with the Funds’ performance over the past six months on both an absolute and relative basis. Most importantly, stock selection played a significant role in the Funds’ returns for the most recent quarters ended in 2012 and 2013. We would always prefer to have the Funds’ outperformance generated by our selection of stocks that perform better than those selected by our peers and included in our benchmarks. We have believed for quite some time that the market environment would eventually favor our process where low cost capital has the ability to foster event driven restructuring. The additional number of spin-offs in 2011 and 2012 and the noticeable increase in M&A activity late last year was evidence that cheap financing may very well be providing opportunities for our portfolios. Given the Federal Reserve’s well publicized communication to keep interest rates low, and global central banks now in a coordinated effort to boost liquidity, we see few reasons why M&A and other forms of growth driven by financial engineering will not continue in the remainder of 2013 and beyond. Additionally, as I mentioned at the beginning of this Letter, flows into equity mutual funds are improving. We continue to believe this trend will persist. With Corporate America flush with cash, which could provide more flexibility to pursue share buybacks and dividend increases, we believe the case for stocks versus bonds is very compelling. Should interest rates move higher, fixed income investors stand to potentially suffer losses in an asset class of perceived safety. Consequently, we are optimistic that these catalysts will provide a strong tailwind for our portfolios as we head into the second half of 2013. We hope you have been pleased with the recovery in the Funds’ returns in recent years, and we certainly appreciate your patience and devotion to our investment approach during this unprecedented period in the history of the equity markets.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.

President and CIO

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in REITs are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, maybe subject to more abrupt or erratic price movements than larger company securities, and may be subject to changes in interest rates. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of Mr. Keeley and are current only through the end of the period of the report as stated on the cover. Mr. Keeley’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

MANAGER COMMENTARY

KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

In the first quarter of 2013, the KEELEY Small Cap Value Fund (KSCVX) climbed 14.41 percent compared to a 12.39 percent increase for the Russell 2000 Index and an 11.63 percent rise in the Russell 2000 Value Index. Over the trailing six month period ended March 31, 2013, the Fund rose 21.41 percent compared to a 14.48 percent increase for the Russell 2000 Index and a 15.23 percent rise for the Russell 2000 Value Index.

We were pleased with the Fund’s results over the past six months in both absolute and relative terms. Nine of ten sectors of the Russell 2000 Index generated positive returns during the period, with 7 of 10 producing double digit returns. Both positive stock and sector allocation contributed to the Fund’s outperformance. Although an overweight position in the strong-performing industrial sector and an underweight position in the lagging healthcare sector were key contributors, strong stock selection in the consumer discretionary sector was the primary driver of the Fund’s results over the past six months. The top two contributors in the portfolio, Krispy Kreme Doughnuts (KKD) and Avis Budget Group Inc. (CAR) came from this sector. Krispy Kreme climbed over 82 percent during the period and added 57 basis points of return. The turnaround for the donut retailer continues, and management has successfully innovated its menu and introduced higher margin products (such as coffee) to boost revenue. Avis Budget Group has been a strong contributor for a number of quarters, and continued its ascent over the past six months, rising over 80 percent and adding 63 basis points of return to the portfolio. A leader in global car rentals, Avis Budget Group posted stronger than expected earnings in the fourth quarter of 2012 as well as improving margins. The company is experiencing improvement in overall travel demand and the integration of Avis Europe continues to progress smoothly. Lastly, the company acquired Zipcar Inc. during the quarter in a $500 million deal, and Avis Budget Group believes the merger will quickly be accretive to earnings and revenue.

From a sector perspective, we do not anticipate significant changes in the near-term. Although industrials remain the Fund’s largest relative overweight versus the Russell 2000 Index, we continue to take advantage of growth in that sector by trimming our best performers and allocating some of those proceeds to other areas. For example, the financial sector is now the Fund’s largest absolute weight in the portfolio at slightly over 28 percent. That weight has continued to increase from the mid-teens nearly two years ago. We believe the Fund’s holdings in financials provide a strong balance to the overweight position in more economically-sensitive sectors such as consumer discretionary and industrials.

Overall, although performance has been strong, we believe equities in the Fund’s universe of corporate restructuring continue to offer value. A number of companies are presenting compelling valuations and some industries (such as homebuilders) are still bouncing off of secular lows in their businesses and, in our opinion, continue to offer strong long-term upside. Additionally, with an improving economic environment and substantial pent-up demand, companies are looking to corporate restructuring as a way to become more competitive and strategically position themselves for the future. For example, activist investors are becoming more prevalent and forcing change, spin-off activity continues to be robust, and the persistent low-interest rate environment has been a catalyst to facilitate much of this activity. The fact that these elements are all in place has been a boost to our investment universe and we do not anticipate any interruption in the near future.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President, CIO, and Lead Portfolio Manager	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A and Russell 2000® Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2013

	1-Year	3-Years	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	26.42%	15.61%	4.53%	13.53%	12.15%
Class A (includes max 4 1/2% front-end load)	20.74%	13.85%	3.58%	13.01%	11.88%
Class I	26.73%	15.91%	4.79%	N/A	3.87%
Russell 2000® Index	16.30%	13.45%	8.24%	11.52%	8.48%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund - Class A. The return for the Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I is 5.71%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

In the first quarter of 2013, the KEELEY Small Cap Dividend Value Fund (KSDVX) climbed 13.10 percent compared to an 11.63 percent increase for the Russell 2000 Value Index. Over the trailing six month period ending March 31, 2013, the Fund rose 16.95 percent compared to a 15.23 percent increase for the Russell 2000 Value Index.

Over the past six months, we have been pleased with the performance of the Fund’s portfolio in both absolute and relative terms. In light of the Fund’s lower than average beta versus the benchmark, we were especially pleased with the outperformance during this period. The broad equity markets were exceptionally strong, and frankly, sometimes we can have a hard time “keeping up” in such a strong, momentum-oriented environment. Nine of ten economic sectors of the Russell 2000 Value Index generated positive returns over the past six months, with eight of ten producing double digit returns. Stock selection proved to be the primary driver of the Fund’s returns, led by strong holdings in the industrials and financial sectors. The Fund’s sector allocation had a slightly negative impact overall, led by the Fund’s underweight position in the technology sector and overweight positions in the defensive health care and utilities sectors, which were the two sectors that produced single digit returns.

From a portfolio positioning standpoint, we anticipate few changes in the near-term. We continue to recycle some of our winners into ideas that are less expensive from a valuation perspective with, in our opinion, more long-term upside.

Looking ahead, we anticipate that the economy will continue to improve over time, although a number of potential risks remain. The U.S. is performing better than the rest of the developed world at the moment, but we expect the persistent sluggishness overseas will continue to hold back growth. Additionally, oil prices and interest rates have increased in recent months and both could have a negative drag on economic growth. With those factors at play coupled with some of the negative headlines out of Europe during the quarter, we were surprised to see markets carry so much enthusiasm; especially enough to push the majority of equity indices to double digit returns. We recognize that there have been improvements on the margin; for example, retail sales have been better, housing is clearly gaining some momentum and bouncing of secular lows, and employment continues to gradually improve. On the other hand, earnings estimates have been coming down. With stock prices up and earnings expectations down, stocks have definitely become more expensive over the last three months. As stocks become more expensive, the ability to identify what we believe are attractive opportunities becomes more difficult. This doesn’t mean we are not finding ideas, it simply means we need to work harder to find them. And it also means we need to stay focused on the Fund’s primary investment objective – which is to balance the long-term growth of capital against the risks of impairment, especially in more challenging investment environments than the one we are experiencing today. It is also difficult to ignore the role that speculators may be playing in today’s market environment. Consequently, in light of those concerns and the market’s extraordinary performance over the past year, we are inclined to be slightly more defensive going forward. This tactic will not produce wholesale changes to the portfolio, and does not mean we will be rotating toward more “defensive” sectors such as consumer staples or utilities. It simply means we plan on being even more discriminating with respect to valuations, more cautious about our assumptions, and more scrutinizing when assessing any deviations from our expectations. This approach isn’t necessarily any different from what our fundamental analysis requires on a day-to-day basis, but we are keenly aware that equity markets have performed extremely well in a very short period of time. Considering it is only May, there is clearly a long way to go before the year is over.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Portfolio Manager	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2013

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	20.67%	17.57%	19.67%
Class A (includes max 4 1/2% front-end load)	15.27%	15.80%	18.03%
Class I	20.91%	17.87%	19.97%
Russell 2000® Value Index	18.09%	12.12%	16.09%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower for casted growth values. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY SMALL-MID CAP VALUE FUND (KSMVX - KSMIX)

In the first quarter of 2013, the KEELEY Small-Mid Cap Value Fund (KSMVX) climbed 15.34 percent compared to an 13.35 percent increase for the Russell 2500 Value Index. Over the trailing six month period ending March 31, 2013, the Fund rose 23.79 percent compared to a 18.05 percent increase for the Russell 2500 Value Index.

The Fund posted strong results in both absolute and relative terms over the past six months. Both positive stock selection and sector allocation contributed to the Fund’s outperformance. Strong results in the industrial sector, both from an allocation perspective and from good stock selection, were primary sources of the Fund’s outperformance. Additionally, positive stock selection in the consumer discretionary sector boosted returns.

Another key factor in the Fund’s outperformance was a sharp increase in merger and acquisition activity in the fourth quarter of 2012. The portfolio experienced nine takeovers in 2012, with six of them coming in the fourth quarter. Epoch Holdings (EPHC) was a notable contributor in the fourth quarter, rising over 20 percent after being acquired by TD Bank in December. This increase provides us with optimism that momentum in M&A may continue throughout 2013.

From a sector perspective, we do not anticipate significant changes in the near-term. The portfolio is maintaining a cyclical bias, with over half of the Fund invested in the consumer discretionary (20%) and industrials (31%) sectors. The Fund’s weight in financials has increased in recent years (21%), but remains well below the over 33 percent exposure to financials in the Russell 2500 Value Index. Although we continue to be comfortable with the Fund’s exposure in more cyclical areas, we have recognized rising valuations and taken advantage of strong performance to trim those holdings. Proceeds from that activity have been allocated toward better opportunities in other areas of the portfolio.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2013

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	30.46%	17.66%	8.56%	7.50%
Class A (includes max 4 1/2% front-end load)	24.61%	15.89%	7.56%	6.62%
Class I	30.85%	17.94%	8.84%	7.77%
Russell 2500® Value Index	21.17%	14.16%	8.81%	6.27%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

In the first quarter of 2013, the KEELEY Mid Cap Value Fund (KMCVX) climbed 15.72 percent compared to an 14.21 percent increase for the Russell Midcap Value Index. Over the trailing six month period ending March 31, 2013, the Fund rose 19.13 percent compared to a 18.69 percent increase for the Russell Midcap Value Index.

We were pleased with the performance of the portfolio over the past six months, which outperformed a very strong performing benchmark. Both stock selection and sector allocation benefited the portfolio over the past six months. All ten sectors of the Russell Midcap Value Index generated positive returns during this period, with nine of ten producing double digit returns. Sector allocation proved to be the primary driver of the Fund’s returns, led by an overweight position in industrials and an underweight position in utilities. Stock selection also contributed, led by strong holdings in the industrials, materials, and consumer staples sectors.

From a sector perspective, we do not anticipate significant changes in the near-term. The portfolio is maintaining a cyclical bias, with over half of the Fund invested in the consumer discretionary (21%), materials (10%), and industrials (25%) sectors. The Fund’s weight in financials has increased in recent years (23%) but remains below the over 30 percent exposure in the Russell Midcap Value Index.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2013

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	21.77%	14.69%	0.74%	3.73%
Class A (includes max 4 1/2% front-end load)	16.30%	12.95%	-0.19%	3.10%
Class I	22.13%	14.99%	0.98%	-1.10%
Russell Midcap® Value Index	21.49%	14.96%	8.53%	6.97%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return for the Russell Midcap® Value Index since the commencement date of the Keeley Mid Cap Value Fund - Class I is 6.26%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY MID CAP DIVIDEND VALUE FUND (KMDVX - KMDIX)

In the first quarter of 2013, the KEELEY Mid Cap Dividend Value Fund (KMDVX) climbed 14.62 percent compared to an 14.21 percent increase for the Russell Midcap Value Index. Over the past six months ending March 31, 2013, the portfolio rose 17.24 percent compared to a 18.69 percent increase for Russell Midcap Value Index.

Although the Fund posted solid absolute results over the past six months, the fund trailed the benchmark on relative basis. Our allocation effect did not have a meaningful impact on the portfolio during the quarter, but stock selection, specifically in the consumer discretionary sector, had a negative impact. Additionally, consistent overweight positions in defensive sectors such as utilities proved to be a headwind for much of the year, as high beta and growth-oriented sectors outperformed. Despite the Fund’s slight underperformance against the benchmark, we were pleased with the Fund’s results given the portfolio’s defensive nature in an environment where more momentum-oriented stocks were driving the market higher for much of the period.

The Fund had slightly more turnover in the portfolio over the past six months. This was partly due to the timing of when we completed work on some new ideas. In other cases, we took advantage of temporary weakness in specific names to establish a position. In either situation, we purchased stock in companies that we believe have better company-specific earnings drivers and are cheaper from a valuation standpoint than stocks that we sold.

For some insight into our thoughts regarding the general market outlook, please refer to our Letter for the Keeley Small Cap Dividend Value Fund.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Portfolio Manager	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2013

	1-Year	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	20.84%	31.10%
Class A (includes max 4 1/2% front-end load)	15.40%	27.13%
Class I	21.12%	31.41%
Russell Midcap® Value Index	21.49%	36.84%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

In the first quarter of 2013, the KEELEY All Cap Value Fund (KACVX) climbed 14.55 percent compared to a 12.26 percent increase for the Russell 3000 Value Index. Over the trailing six month period ending March 31, 2013, the Fund rose 18.74 percent compared to a 14.11 percent increase for the Russell 3000 Value Index.

We have been pleased with the Fund’s performance over the past six months and believe we are carrying a great deal of positive momentum into the latter half of 2013. Strong stock selection was the primary driver of the Fund’s outperformance, although our sector allocation also had a positive impact. All ten sectors of the Russell 3000 Value Index generated positive returns during this period, with seven of ten producing double digit returns. Our stock selection was led by strong holdings in the industrials, energy, and consumer discretionary sectors.

From a sector perspective, we do not anticipate significant changes in the near-term. The portfolio is maintaining a cyclical bias, with overweight positions in the industrials and consumer discretionary sectors. Additionally, the Fund’s holdings in financials have increased in recent years (over 26%), and is now almost in-line with the Russell 3000 Value Index. The portfolio also has exposure to more defensive sectors, such as healthcare, which is overweight the benchmark at almost 13 percent.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

Edwin C. Ciskowski

Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2013

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	23.58%	15.15%	4.97%	6.32%
Class A (includes max 4 1/2% front-end load)	18.00%	13.39%	4.01%	5.61%
Class I	23.90%	15.41%	5.22%	2.74%
Russell 3000® Value Index	18.71%	12.70%	5.05%	4.89%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 3.03%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

In the first quarter of 2013, the KEELEY Alternative Value Fund (KALVX) climbed 11.94 percent compared to a 10.61 percent rise for the S&P 500 Index and an 13.35 percent increase for the Russell 2500 Value Index. Over the past six months ending March 31, 2013, the portfolio rose 17.34 percent compared to a 10.19 percent increase for the S&P 500 Index and a 18.05 percent return for the Russell 2500 Value Index.

The long-side equity position of the portfolio carried a great deal of positive momentum into 2013, producing a strong first quarter in both absolute and relative terms. Strong results from the underlying long portfolio were the primary driver of the Fund’s performance over the past six months. Stock selection, led by strong holdings in the industrials and consumer discretionary sectors, were key drivers.

On the hedged side of the portfolio, sub-advisor Broadmark Asset Management was partially hedged at various times during the past six months. These hedges consisted primarily of index put options and the shorting of index calls. As the market has generally trended upward in the past six months, this hedging activity has cost the Fund a portion of its long-side equity performance. Broadmark, nonetheless, remains cautious, but due to accommodative monetary policy, strong momentum, and still reasonable valuations, it does not believe there will be much more than a slight near-term correction. It continues to believe the leading risk indicators are contagion in Europe and political uncertainties in the Korean peninsula. Although we remain confident in the outlook for equities, it is our view that Broadmark’s ability to hedge some or all of the portfolio is an advantage should downside volatility return to the markets.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President and CIO	Assistant Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2013

	1-Year	Since Commencement of Operations (1)
Keeley Alternative Value Fund
Class A	21.09%	7.64%
Class A (includes max 4 1/2% front-end load)	15.61%	6.00%
Class I	21.41%	7.95%
S&P 500® Index	13.96%	12.41%
Russell 2500® Value Index	21.17%	13.79%

(1)	Inception date for both classes is April 1, 2010.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvestment of dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended March 31, 2013

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,214.10	1.38%	$7.62
Small Cap Dividend Value Fund	1,000.00	1,169.50	1.39%	7.52
Small-Mid Cap Value Fund	1,000.00	1,237.90	1.39%	7.76
Mid Cap Value Fund	1,000.00	1,191.30	1.39%	7.59
Mid Cap Dividend Value Fund	1,000.00	1,172.40	1.39%	7.53
All Cap Value Fund	1,000.00	1,187.40	1.39%	7.58
Alternative Value Fund	1,000.00	1,173.40	1.90%	10.30

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,215.80	1.13%	$6.24
Small Cap Dividend Value Fund	1,000.00	1,171.40	1.14%	6.17
Small-Mid Cap Value Fund	1,000.00	1,240.20	1.14%	6.37
Mid Cap Value Fund	1,000.00	1,193.00	1.14%	6.23
Mid Cap Dividend Value Fund	1,000.00	1,173.70	1.14%	6.18
All Cap Value Fund	1,000.00	1,189.10	1.14%	6.22
Alternative Value Fund	1,000.00	1,175.40	1.65%	8.95

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended March 31, 2013

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.05	1.38%	$6.94
Small Cap Dividend Value Fund	1,000.00	1,018.00	1.39%	6.99
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Mid Cap Dividend Value Fund	1,000.00	1,018.00	1.39%	6.99
All Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Alternative Value Fund	1,000.00	1,015.46	1.90%	9.55

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.30	1.13%	$5.69
Small Cap Dividend Value Fund	1,000.00	1,019.25	1.14%	5.74
Small-Mid Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Mid Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Mid Cap Dividend Value Fund	1,000.00	1,019.25	1.14%	5.74
All Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Alternative Value Fund	1,000.00	1,016.70	1.65%	8.30

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2013 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.83%
	Aerospace & Defense – 1.86%
1,935,000	GenCorp, Inc. (a)(b)	$25,735,500
337,000	Teledyne Technologies, Inc. (a)	26,434,280

		52,169,780

	Building Products – 0.95%
360,000	A.O. Smith Corporation	26,485,200

	Capital Markets – 2.82%
825,000	Federated Investors, Inc.	19,527,750
363,000	Gamco Investors, Inc. (c)	19,278,930
678,300	Manning & Napier, Inc.	11,219,082
658,900	Waddell & Reed Financial, Inc.	28,846,642

		78,872,404

	Chemicals – 1.51%
267,000	Ashland, Inc.	19,838,100
1,042,400	Chemtura Corp. (a)	22,526,264

		42,364,364

	Commercial Banks – 3.25%
403,000	Associated Banc Corp.	6,121,570
985,000	BancorpSouth, Inc. (b)	16,055,500
1,214,500	FirstMerit Corp. (b)	20,075,685
414,775	UMB Financial Corp.	20,353,009
765,000	Wintrust Financial Corp. (b)	28,335,600

		90,941,364

	Commercial Services & Supplies – 1.85%
1,013,000	ACCO Brands Corp. (a)	6,766,840
506,000	Avery Dennison Corp.	21,793,420
592,200	Corrections Corporation of America	23,137,254

		51,697,514

	Computers & Peripherals – 0.83%
839,000	NCR Corp. (a)	23,122,840

	Construction & Engineering – 1.81%
434,000	Chicago Bridge & Iron Co. – ADR	26,951,400
835,000	The Babcock & Wilcox Co.	23,722,350

		50,673,750

Shares		Value

	Containers & Packaging – 0.97%
293,000	Rock-Tenn Co.	$27,187,470

	Diversified Financial Services – 4.19%
1,039,841	Air Lease Corp. (b)	30,488,138
695,000	CBOE Holdings, Inc.	25,673,300
753,000	Fidelity National Financial, Inc.	18,998,190
486,500	MarketAxess Holdings, Inc.	18,146,450
648,000	Walter Investment Management Corp. (a)	24,138,000

		117,444,078

	Electric Utilities – 0.74%
423,000	Allete, Inc.	20,735,460

	Electrical Equipment – 3.44%
576,700	AZZ, Inc.	27,796,940
751,708	Franklin Electric, Inc.	25,234,838
607,300	Generac Holdings, Inc.	21,461,982
268,400	Regal Beloit Corp.	21,890,704

		96,384,464

	Energy Equipment & Services – 2.59%
395,700	Dresser-Rand Group, Inc. (a)	24,398,862
288,756	Dril-Quip, Inc. (a)	25,170,861
1,001,063	Helix Energy Solutions Group, Inc. (a)	22,904,321

		72,474,044

	Food Products – 1.56%
754,000	Flowers Foods, Inc.	24,836,760
751,000	Snyders-Lance, Inc.	18,970,260

		43,807,020

	Gas Utilities – 0.61%
308,000	South Jersey Industries, Inc. (b)	17,121,720

	Health Care Equipment & Supplies – 2.35%
696,000	Hill-Rom Holdings, Inc.	24,513,120
1,783,694	Symmetry Medical, Inc. (a)	20,423,296
871,000	Wright Medical Group, Inc. (a)	20,738,510

		65,674,926

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Health Care Providers & Services – 1.81%
899,000	Hanger Orthopedic Group, Inc. (a)	$28,345,470
589,000	Patterson Companies, Inc.	22,405,560

		50,751,030

	Home Furnishings – 0.97%
727,000	Fortune Brands Home & Security, Inc. (a)	27,211,610

	Hotels, Restaurants & Leisure – 8.54%
654,490	AFC Enterprises, Inc. (a)	23,777,622
2,035,021	Carrols Restaurant Group, Inc. (a)(c)	10,561,759
294,400	Cracker Barrel Old Country Store, Inc. (b)	23,802,240
5,304,850	Denny’s Corp. (a)(c)	30,608,984
358,900	DineEquity, Inc. (a)(b)	24,688,731
718,000	Fiesta Restaurant Group, Inc. (a)(b)	19,077,260
1,950,000	Krispy Kreme Doughnuts, Inc. (a)	28,158,000
535,000	Marriott Vacations Worldwide Corp. (a)	22,956,850
448,000	Vail Resorts, Inc. (b)	27,919,360
429,500	Wyndham Worldwide Corp.	27,694,160

		239,244,966

	Household Durables – 2.75%
589,671	Lennar Corp. (b)	24,459,553
516,500	Meritage Homes Corp. (a)	24,203,190
678,000	Ryland Group, Inc. (b)	28,218,360

		76,881,103

	Household Products – 0.94%
465,000	Spectrum Brands Holdings, Inc.	26,314,350

	Industrial Conglomerates – 0.98%
965,000	ITT Corp.	27,434,950

	Insurance – 5.53%
1,017,500	First American Financial Corp.	26,017,475
619,400	Hanover Insurance Group, Inc.	30,771,792

Shares		Value

	Insurance – (continued)
639,000	HCC Insurance Holdings, Inc.	$26,857,170
227,000	PartnerRe Ltd.	21,135,970
391,500	Reinsurance Group of America, Inc.	23,360,805
600,000	W.R. Berkley Corp.	26,622,000

		154,765,212

	IT Services – 2.49%
900,000	Broadridge Financial Solutions, Inc.	22,356,000
803,000	Corelogic, Inc. (a)	20,765,580
338,500	Wex, Inc. (a)	26,572,250

		69,693,830

	Machinery – 11.57%
531,800	Colfax Corp. (a)(b)	24,749,972
539,500	EnPro Industries, Inc. (a)	27,606,215
1,087,824	John Bean Technologies Corp.	22,572,348
612,500	L.B. Foster Co. (c)	27,127,625
926,000	Manitowoc, Inc.	19,038,560
462,000	RBC Bearings, Inc. (a)	23,358,720
1,138,000	Rexnord Corp. (a)	24,159,740
513,000	Tennant Co. (b)	24,911,280
783,500	Terex Corp. (a)	26,968,070
1,019,761	Titan International, Inc. (b)	21,496,562
649,000	Trinity Industries, Inc.	29,419,170
157,800	Valmont Industries, Inc.	24,817,206
270,500	Wabtec Corp.	27,620,755

		323,846,223

	Media – 4.46%
325,000	AMC Networks, Inc. (a)	20,533,500
2,005,000	Belo Corp.	19,709,150
501,000	Lamar Advertising Co. (a)	24,353,610
490,000	Madison Square Garden, Inc. (a)	28,224,000
1,443,000	Starz (a)	31,962,450

		124,782,710

	Metals & Mining – 1.47%
379,000	Kaiser Aluminum Corp.	24,502,350
1,027,790	Suncoke Energy, Inc. (a)	16,783,811

		41,286,161

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Oil, Gas & Consumable Fuels – 4.03%
824,081	Bonanza Creek Energy, Inc. (a)(b)	$31,867,212
231,000	Goodrich Petroleum Corp. (a)	3,615,150
666,500	Gulfport Energy Corp. (a)	30,545,695
695,200	Oasis Petroleum, Inc. (a)	26,466,264
1,024,735	Sanchez Energy Corp. (a)(b)	20,412,721

		112,907,042

	Paper & Forest Products – 1.70%
449,000	Clearwater Paper Corp. (a)	23,657,810
346,500	Deltic Timber Corp.	23,811,480

		47,469,290

	Real Estate Investment Trusts (REITs) – 2.75%
632,000	Ryman Hospitality Properties, Inc. (b)	28,914,000
975,057	Sabra Health Care REIT, Inc.	28,286,404
1,045,000	Spirit Reality Capital, Inc. (b)	19,855,000

		77,055,404

	Real Estate Management & Development – 1.80%
1,318,230	Forestar Group, Inc. (a)	28,816,508
256,112	Howard Hughes Corp. (a)	21,464,747

		50,281,255

	Road & Rail – 3.05%
160,000	AMERCO	27,766,400
1,101,000	Avis Budget Group, Inc. (a)	30,640,830
289,500	Genesee & Wyoming, Inc. (a)	26,955,345

		85,362,575

	Software – 1.58%
1,016,847	Monotype Imaging Holdings, Inc.	24,150,116
546,844	Verint Systems, Inc. (a)	19,987,148

		44,137,264

Shares		Value

	Specialty Retail – 3.06%
639,000	Aaron’s, Inc.	$18,326,520
591,500	Foot Locker, Inc.	20,252,960
770,000	Penske Automotive Group, Inc.	25,687,200
729,000	Sally Beauty Holdings, Inc. (a)	21,418,020

		85,684,700

	Textiles, Apparel & Luxury Goods – 0.84%
518,000	Hanesbrands, Inc. (a)	23,600,080

	Thrifts & Mortgage Finance – 6.44%
1,101,500	Home Federal Bancorp, Inc. (c)	14,099,200
1,057,195	Hometrust Bancshares, Inc. (a)(b)	16,703,681
471,500	Iberiabank Corp.	23,584,430
1,053,352	Investors Bancorp, Inc.	19,781,951
1,760,000	Northfield Bancorp, Inc.	19,993,600
1,250,000	Northwest Bancshares, Inc.	15,862,500
1,377,500	Provident Financial Services, Inc.	21,034,425
1,259,500	Rockville Financial, Inc.	16,323,120
459,500	Territorial Bancorp, Inc.	10,926,910
1,091,000	ViewPoint Financial Group	21,940,010

		180,249,827

	Trading Companies & Distributors – 0.80%
632,000	Kaman Corp.	22,417,040

	Transportation Infrastructure – 0.94%
487,000	Macquarie Infrastructure Company LLC	26,317,480

	Total Common Stocks (Cost $1,797,542,260)	$2,794,850,500

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Contracts		Value

	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
187,500	Magnum Hunter Resources Corp.
	Expiration: August 29, 2013, Exercise Price: $10.50	$24,375

	Total Warrants (Cost $0)	$24,375

Principal Amount
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 1.61%
	Repurchase Agreements – 1.52%
$42,403,000	Credit Suisse First Boston Repurchase Agreement, (Dated 3/28/2013), 0.18%, due 4/1/2013, (Repurchased proceeds $42,403,848); [Collateralized by $105,170,000 U.S. Treasury STRIP 4.375%, 5/15/40 (Market Value $43,252,215)]	$42,403,000

Shares
	Money Market Funds – 0.09%
821,985	DWS Money Market Series Fund, 0.10%	821,985
845,152	Goldman Sachs Financial Square Money Market Fund, 0.10%	845,152
859,157	HSBC Investment Prime Money Market Fund, 0.08%	859,157

Shares		Value

	Money Market Funds – (continued)
65,529	JPMorgan Prime Money Market Fund, 0.08%	$65,529

		2,591,823

	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $44,994,823)	$44,994,823

	SHORT TERM INVESTMENTS – 0.32%
	Money Market Funds – 0.32%
9,118,202	Fidelity Institutional Money Market Portfolio, 0.10%	$9,118,202

	Total Money Market Funds
	(Cost $9,118,202)	$9,118,202

	Total Investments – 101.76%
	(Cost $1,851,655,285)	$2,848,987,900
	Liabilities in Excess of Other Assets – (1.76)%	(49,342,798)

	TOTAL NET ASSETS – 100.00%	$2,799,645,102

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

(c)	Affiliated issuer. See Note 9 in the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2013 (Unaudited)

Shares		Value

	COMMON STOCKS – 95.24%
	Auto Components – 1.10%
55,500	Superior Industries International, Inc.	$1,036,740

	Capital Markets – 2.36%
32,900	Arlington Asset Investment Corp.	849,149
82,800	Manning & Napier, Inc.	1,369,512

		2,218,661

	Chemicals – 2.78%
25,200	Innophos Holdings, Inc.	1,374,912
63,800	KMG Chemicals, Inc.	1,240,272

		2,615,184

	Commercial Banks – 7.58%
91,800	BancorpSouth, Inc.	1,496,340
67,800	Columbia Banking System, Inc.	1,490,244
82,800	FirstMerit Corp.	1,368,684
80,100	Glacier Bancorp, Inc.	1,520,298
34,200	Wintrust Financial Corp.	1,266,768

		7,142,334

	Commercial Services & Supplies – 1.42%
32,400	Deluxe Corp.	1,341,360

	Communications Equipment – 1.79%
45,500	Adtran, Inc.	894,075
80,300	Communications Systems, Inc.	790,955

		1,685,030

	Construction & Engineering – 2.00%
85,000	Primoris Services Corp.	1,879,350

	Containers & Packaging – 0.51%
11,900	Bemis, Inc.	480,284

	Diversified Consumer Services – 1.39%
93,600	EPIQ Systems, Inc.	1,313,208

	Diversified Financial Services – 0.55%
13,849	Walter Investment Management Corp. (a)	515,876

Shares		Value

	Electric Utilities – 5.28%
30,200	Allete, Inc.	$1,480,404
18,200	Cleco Corp.	855,946
41,200	El Paso Electric Co.	1,386,380
53,687	PNM Resources, Inc.	1,250,370

		4,973,100

	Electrical Equipment – 0.75%
8,700	Regal Beloit Corp.	709,572

	Electronic Equipment, Instruments & Components – 1.32%
6,900	MTS Systems Corp.	401,235
70,900	Richardson Electronics Ltd.	840,874

		1,242,109

	Energy Equipment & Services – 2.09%
16,100	Bristow Group, Inc.	1,061,634
13,700	Lufkin Industries, Inc.	909,543

		1,971,177

	Food & Staples Retailing – 0.69%
98,400	Roundy’s, Inc.	646,488

	Food Products – 0.36%
11,000	B & G Foods, Inc.	335,390

	Gas Utilities – 1.23%
20,800	South Jersey Industries, Inc.	1,156,272

	Health Care Equipment & Supplies – 2.88%
43,800	CONMED Corporation	1,491,828
53,400	Meridian Bioscience, Inc.	1,218,588

		2,710,416

	Health Care Providers & Services – 3.17%
15,700	Chemed Corp.	1,255,686
18,600	Owens & Minor, Inc.	605,616
42,000	U. S. Physical Therapy, Inc.	1,127,700

		2,989,002

	Hotels, Restaurants & Leisure – 1.38%
87,500	Einstein Noah Restaurant Group, Inc.	1,297,625

	Insurance – 5.49%
32,800	Arthur J. Gallagher & Co.	1,354,968
158,100	Meadowbrook Insurance Group, Inc.	1,114,605

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Insurance – (continued)
60,000	Protective Life Corp.	$2,148,000
9,300	Reinsurance Group of America, Inc.	554,931

		5,172,504

	IT Services – 0.45%
17,000	Total System Services, Inc.	421,260

	Machinery – 7.52%
67,010	Global Power Equipment Group, Inc.	1,180,716
78,100	John Bean Technologies Corp.	1,620,575
26,100	Tennant Co.	1,267,416
58,300	Titan International, Inc.	1,228,964
39,400	Trinity Industries, Inc.	1,786,002

		7,083,673

	Marine – 0.75%
60,800	Nordic American Tanker Shipping Ltd.	702,240

	Media – 1.84%
176,500	Belo Corp.	1,734,995

	Multi-line Retail – 0.54%
19,500	Stage Stores, Inc.	504,660

	Multi-Utilities – 1.99%
17,500	Northwestern Corp.	697,550

	Oil, Gas & Consumable Fuels – 2.68%
24,000	Berry Petroleum Co.	1,110,960
35,600	World Fuel Services Corp.	1,414,032

		2,524,992

	Paper & Forest Products – 2.00%
36,400	Neenah Paper, Inc.	1,119,664
32,570	P.H. Glatfelter Company	761,487

		1,881,151

	Real Estate Investment Trusts (REITs) – 13.32%
30,000	Aviv REIT, Inc. (a)	721,800
169,700	CorEnergy Infrastructure Trust, Inc.	1,157,354
13,400	Equity Lifestyle Properties, Inc.	1,029,120
40,000	Government Properties Income Trust	1,029,200

Shares		Value

	Real Estate Investment Trusts (REITs) – (continued)
31,300	Healthcare Realty Trust, Inc.	$888,607
20,100	Ryman Hospitality Properties, Inc.	919,575
49,300	Sabra Health Care REIT, Inc.	1,430,193
8,700	Sovran Self Storage, Inc.	561,063
75,800	Spirit Reality Capital, Inc.	1,440,200
84,800	STAG Industrial, Inc.	1,803,696
149,400	Summit Hotel Properties, Inc.	1,564,218

		12,545,026

	Semiconductors & Semiconductor Equipment – 1.25%
125,600	Cohu, Inc.	1,175,616

	Software – 0.58%
11,900	Jack Henry & Associates, Inc.	549,899

	Specialty Retail – 2.30%
9,800	Aaron’s, Inc.	281,064
22,300	Destination Maternity Corp.	521,820
39,900	Foot Locker, Inc.	1,366,176

		2,169,060

	Textiles, Apparel & Luxury Goods – 2.00%
96,400	Jones Group, Inc.	1,226,208
49,000	R.G. Barry Corp.	656,110

		1,882,318

	Thrifts & Mortgage Finance – 7.36%
41,500	Franklin Financial Corp.	757,375
20,200	Iberiabank Corp.	1,010,404
103,800	Northwest Bancshares, Inc.	1,317,222
82,000	Oritani Financial Corp.	1,270,180
41,100	Territorial Bancorp, Inc.	977,358
79,600	ViewPoint Financial Group	1,600,756

		6,933,295

	Trading Companies & Distributors – 2.94%
37,100	Kaman Corp.	1,315,937
36,800	Textainer Group Holdings Ltd.	1,455,440

		2,771,377

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Transportation Infrastructure – 1.48%
25,800	Macquarie Infrastructure Company LLC	$1,394,232

	Water Utilities – 1.37%
41,200	Aqua America, Inc.	1,295,327

	Total Common Stocks (Cost $73,182,655)	$89,698,353

	PREFERRED STOCKS – 0.57%
	Real Estate Investment Trusts (REITs) – 0.57%
14,550	Strategic Hotels & Resorts, Inc., Series B, 8.25%	$359,531
7,050	Strategic Hotels & Resorts, Inc., Series C, 8.25%	174,628

	Total Preferred Stocks (Cost $546,232)	$534,159

	EXCHANGE TRADED FUNDS – 0.22%
	Funds, Trusts & Other Financial Vehicles – 0.22%
2,500	iShares Russell 2000 Value Index Fund	$209,525

	Total Exchange Traded Funds (Cost $172,265)	$209,525

Shares		Value

	SHORT TERM INVESTMENTS – 3.29%
	Money Market Funds – 3.29%
3,103,369	Fidelity Institutional Money Market Portfolio, 0.10%	$3,103,369

	Total Money Market Funds (Cost $3,103,369)	$3,103,369

	Total Investments – 99.32%
	(Cost $77,004,521)	$93,545,406
	Other Assets in Excess of Liabilities – 0.68%	640,594

	TOTAL NET ASSETS – 100.00%	$94,186,000

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2013 (Unaudited)

Shares		Value

	COMMON STOCKS – 98.90%
	Aerospace & Defense – 1.08%
202,000	GenCorp, Inc. (a)	$2,686,600

	Auto Components – 1.00%
56,000	Delphi Automotive PLC (a)	2,486,400

	Building Products – 0.98%
33,000	A.O. Smith Corporation	2,427,810

	Capital Markets – 4.78%
92,000	Federated Investors, Inc.	2,177,640
84,500	Invesco Ltd.	2,447,120
70,000	Legg Mason, Inc.	2,250,500
160,000	Manning & Napier, Inc.	2,646,400
46,000	Oaktree Capital Group LLC	2,346,920

		11,868,580

	Chemicals – 2.65%
28,000	Ashland, Inc.	2,080,400
97,000	Chemtura Corp. (a)	2,096,170
31,000	W.R. Grace & Co. (a)	2,402,810

		6,579,380

	Commercial Banks – 2.69%
137,000	Associated Banc Corp.	2,081,030
50,000	UMB Financial Corp.	2,453,500
58,000	Wintrust Financial Corp.	2,148,320

		6,682,850

	Commercial Services & Supplies – 3.77%
57,000	Avery Dennison Corp.	2,454,990
59,000	Corrections Corporation of America	2,305,130
65,048	Iron Mountain, Inc.	2,361,893
46,000	The ADT Corporation	2,251,240

		9,373,253

	Computers & Peripherals – 0.92%
82,500	NCR Corp. (a)	2,273,700

	Construction & Engineering – 2.05%
43,000	Chicago Bridge & Iron Co. – ADR	2,670,300
85,000	The Babcock & Wilcox Co.	2,414,850

		5,085,150

Shares		Value

	Consumer Finance – 1.02%
56,500	Discover Financial Services	$2,533,460

	Diversified Financial Services – 3.83%
92,500	Air Lease Corp.	2,712,100
54,000	CIT Group, Inc. (a)	2,347,920
87,000	Fidelity National Financial, Inc.	2,195,010
60,500	Walter Investment Management Corp. (a)	2,253,625

		9,508,655

	Electrical Equipment – 1.81%
66,000	Franklin Electric, Inc.	2,215,620
64,500	Generac Holdings, Inc.	2,279,430

		4,495,050

	Energy Equipment & Services – 3.81%
27,500	Dril-Quip, Inc. (a)	2,397,175
114,164	Era Group, Inc. (a)	2,397,444
103,000	Helix Energy Solutions Group, Inc. (a)	2,356,640
89,000	Superior Energy Services, Inc. (a)	2,311,330

		9,462,589

	Food Products – 2.10%
80,500	Flowers Foods, Inc.	2,651,670
73,000	Hillshire Brands Co.	2,565,950

		5,217,620

	Health Care Equipment & Supplies – 3.96%
36,000	Covidien PLC	2,442,240
71,000	Hill-Rom Holdings, Inc.	2,500,620
215,000	Symmetry Medical, Inc. (a)	2,461,750
102,000	Wright Medical Group, Inc. (a)	2,428,620

		9,833,230

	Health Care Providers & Services – 1.85%
52,000	Cardinal Health, Inc.	2,164,240
77,000	Hanger Orthopedic Group, Inc. (a)	2,427,810

		4,592,050

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Home Furnishings – 1.03%
68,100	Fortune Brands Home & Security, Inc. (a)	$2,548,983

	Hotels, Restaurants & Leisure – 8.63%
67,000	AFC Enterprises, Inc (a)	2,434,110
371,000	Carrols Restaurant Group, Inc. (a)	1,925,490
30,000	Cracker Barrel Old Country Store, Inc.	2,425,500
405,000	Denny’s Corp. (a)	2,336,850
30,000	DineEquity, Inc. (a)	2,063,700
110,097	Fiesta Restaurant Group, Inc. (a)	2,925,277
175,000	Krispy Kreme Doughnuts, Inc. (a)	2,527,000
53,000	Marriott Vacations Worldwide Corp. (a)	2,274,230
39,000	Wyndham Worldwide Corp.	2,514,720

		21,426,877

	Household Durables – 2.86%
54,500	Meritage Homes Corp. (a)	2,553,870
115,000	Pulte Group, Inc. (a)	2,327,600
64,500	Toll Brothers, Inc. (a)	2,208,480

		7,089,950

	Household Products – 0.97%
42,500	Spectrum Brands Holdings, Inc.	2,405,075

	Industrial Conglomerates – 1.94%
89,000	ITT Corp.	2,530,270
71,000	Tyco International Ltd.	2,272,000

		4,802,270

	Insurance – 1.91%
58,000	Arthur J. Gallagher & Co.	2,395,980
92,000	First American Financial Corp.	2,352,440
		4,748,420

	IT Services – 0.96%
30,500	Wex, Inc. (a)	2,394,250

Shares		Value

	Machinery – 12.37%
95,500	Briggs & Stratton Corp.	$2,368,400
52,700	Colfax Corp. (a)	2,452,658
48,000	EnPro Industries, Inc. (a)	2,456,160
120,000	John Bean Technologies Corp.	2,490,000
47,000	L.B. Foster Co.	2,081,630
105,000	Manitowoc, Inc.	2,158,800
111,008	Rexnord Corp. (a)	2,356,700
49,500	Tennant Co.	2,403,720
71,000	Terex Corp. (a)	2,443,820
39,000	Timken Co.	2,206,620
107,000	Titan International, Inc.	2,255,560
57,000	Trinity Industries, Inc.	2,583,810
24,000	Wabtec Corp.	2,450,640

		30,708,518

	Media – 4.17%
268,000	Belo Corp.	2,634,440
53,000	Lamar Advertising Co. (a)	2,576,330
42,900	Madison Square Garden, Inc. (a)	2,471,040
120,000	Starz (a)	2,658,000

		10,339,810

	Metals & Mining – 1.83%
36,000	Kaiser Aluminum Corp.	2,327,400
135,500	Suncoke Energy, Inc. (a)	2,212,715

		4,540,115

	Multiline Retail – 1.01%
52,000	Dollar Tree, Inc. (a)	2,518,360

	Oil, Gas & Consumable Fuels – 3.02%
66,000	Bonanza Creek Energy, Inc. (a)	2,552,220
160,000	Goodrich Petroleum Corp. (a)	2,504,000
64,000	Oasis Petroleum, Inc. (a)	2,436,480

		7,492,700

	Paper & Forest Products – 0.83%
30,000	Deltic Timber Corp.	2,061,600

	Real Estate Investment Trusts (REITs) – 3.96%
41,000	Rayonier, Inc.	2,446,470
52,673	Ryman Hospitality Properties, Inc.	2,409,790

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Real Estate Investment Trusts (REITs) – (continued)
94,000	Sabra Health Care REIT, Inc.	$2,726,940
118,000	Spirit Reality Capital, Inc.	2,242,000

		9,825,200

	Real Estate Management & Development – 0.98%
111,500	Forestar Group, Inc. (a)	2,437,390

	Road & Rail – 4.12%
96,000	Avis Budget Group, Inc. (a)	2,671,680
19,500	Canadian Pacific Railway Ltd.	2,544,165
26,500	Genesee & Wyoming, Inc. (a)	2,467,415
23,000	Kansas City Southern	2,550,700

		10,233,960

	Software – 2.23%
120,500	Monotype Imaging Holdings, Inc.	2,861,875
73,200	Verint Systems, Inc. (a)	2,675,460

		5,537,335

	Specialty Retail – 2.78%
78,500	Aaron’s, Inc.	2,251,380
65,000	Foot Locker, Inc.	2,225,600
72,500	Penske Automotive Group, Inc.	2,418,600

		6,895,580

	Textiles, Apparel & Luxury Goods – 2.14%
194,000	A.T. Cross Company (a)	2,671,380
58,000	Hanesbrands, Inc. (a)	2,642,480

		5,313,860

	Thrifts & Mortgage Finance – 1.86%
187,000	Northwest Bancshares, Inc.	2,373,030
94,000	Territorial Bancorp, Inc.	2,235,320

		4,608,350

	Transportation Infrastructure – 0.99%
45,300	Macquarie Infrastructure Company LLC	2,448,012

	Total Common Stocks (Cost $169,032,459)	$245,482,992

Contracts		Value

	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
22,500	Magnum Hunter Resources Corp.
	Expiration: August 29, 2013, Exercise Price: $10.50	$2,925

	Total Warrants (Cost $0)	$2,925

Shares
	SHORT TERM INVESTMENTS – 0.96%
	Money Market Funds – 0.96%
2,391,161	Fidelity Institutional Money Market Portfolio, 0.10%	$2,391,161

	Total Money Market Funds
	(Cost $2,391,161)	$2,391,161

	Total Investments – 99.86%
	(Cost $171,423,620)	$247,877,078
	Other Assets in Excess of Liabilities – 0.14%	350,476

	TOTAL NET ASSETS – 100.00%	$248,227,554

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

Keeley Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2013 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.92%
	Auto Components – 2.18%
32,000	Delphi Automotive PLC (a)	$1,420,800

	Beverages – 1.80%
18,500	Beam, Inc.	1,175,490

	Capital Markets – 6.04%
18,500	Ameriprise Financial, Inc.	1,362,525
45,500	Invesco Ltd.	1,317,680
24,504	Oaktree Capital Group LLC	1,250,194

		3,930,399

	Chemicals – 7.84%
15,400	Ashland, Inc.	1,144,220
19,800	FMC Corp.	1,129,194
22,000	Rockwood Holdings, Inc.	1,439,680
18,000	W.R. Grace & Co. (a)	1,395,180

		5,108,274

	Commercial Banks – 1.53%
16,000	BOK Financial Corp.	996,800

	Commercial Services & Supplies – 6.38%
32,000	Avery Dennison Corp.	1,378,240
39,448	Iron Mountain, Inc.	1,432,357
27,500	The ADT Corporation	1,345,850

		4,156,447

	Construction & Engineering – 5.69%
21,000	Chicago Bridge & Iron Co. – ADR	1,304,100
42,000	Quanta Services, Inc. (a)	1,200,360
42,200	The Babcock & Wilcox Co.	1,198,902

		3,703,362

	Consumer Finance – 1.97%
28,600	Discover Financial Services	1,282,424

	Containers & Packaging – 2.21%
15,500	Rock-Tenn Co.	1,438,245

	Diversified Financial Services – 4.37%
49,503	Air Lease Corp.	1,451,428
32,000	CIT Group, Inc. (a)	1,391,360

		2,842,788

	Energy Equipment & Services – 3.21%
45,500	Superior Energy Services, Inc. (a)	1,181,635
19,900	Unit Corp. (a)	906,445

		2,088,080

Shares		Value

	Food Products – 2.25%
44,500	Flowers Foods, Inc.	$1,465,830

	Health Care Equipment & Supplies – 1.32%
20,300	DENTSPLY International, Inc.	861,126

	Health Care Providers & Services – 2.08%
26,300	AmerisourceBergen Corp.	1,353,135

	Home Furnishings – 2.01%
35,000	Fortune Brands Home & Security, Inc. (a)	1,310,050

	Hotels, Restaurants & Leisure – 3.80%
85,000	MGM Resorts International (a)	1,117,750
21,000	Wyndham Worldwide Corp.	1,354,080

		2,471,830

	Household Durables – 5.67%
27,750	Jarden Corp. (a)	1,189,088
29,000	Lennar Corp.	1,202,920
38,000	Toll Brothers, Inc. (a)	1,301,120

		3,693,128

	Industrial Conglomerates – 4.13%
49,650	ITT Corp.	1,411,549
24,200	Pentair Ltd.	1,276,550

		2,688,099

	Insurance – 9.79%
35,000	Arthur J. Gallagher & Co.	1,445,850
28,600	HCC Insurance Holdings, Inc.	1,202,058
14,500	PartnerRe Ltd.	1,350,095
17,500	Reinsurance Group of America, Inc.	1,044,225
30,000	W.R. Berkley Corp.	1,331,100

		6,373,328

	IT Services – 3.86%
47,000	Broadridge Financial Solutions, Inc.	1,167,480
34,000	Fidelity National Information Services, Inc.	1,347,080

		2,514,560

	Machinery – 0.87%
10,000	Timken Co.	565,800

	Media – 5.43%
16,800	AMC Networks, Inc. (a)	1,061,424
28,700	Lamar Advertising Co. (a)	1,395,107
16,800	Scripps Networks Interactive, Inc.	1,080,912

		3,537,443

The accompanying notes are an integral part of these financial statements.

Keeley Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value
	Multiline Retail – 2.04%
27,400	Dollar Tree, Inc. (a)	$1,326,982

	Multi-Utilities – 1.94%
18,100	OGE Energy Corp.	1,266,638

	Oil, Gas & Consumable Fuels – 1.74%
13,000	Continental Resources, Inc. (a)	1,130,090

	Pharmaceuticals – 1.82%
10,000	Perrigo Co.	1,187,300

	Real Estate Investment Trusts (REITs) – 1.83%
20,000	Rayonier, Inc.	1,193,400

	Road & Rail – 4.02%
9,000	Canadian Pacific Railway Ltd.	1,174,230
13,000	Kansas City Southern	1,441,700

		2,615,930

	Textiles, Apparel & Luxury Goods – 2.10%
30,000	Hanesbrands, Inc. (a)	1,366,800

	Total Common Stocks (Cost $41,755,861)	$65,064,578

	SHORT TERM INVESTMENTS – 0.12%
	Money Market Funds – 0.12%
76,800	Fidelity Institutional Money Market Portfolio, 0.10%	$76,800

	Total Money Market Funds (Cost $76,800)	$76,800

	Total Investments – 100.04%
	(Cost $41,832,661)	$65,141,378
	Liabilities in Excess of Other Assets – (0.04)%	(28,621)

	TOTAL NET ASSETS – 100.00%	$65,112,757

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

Keeley Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2013 (Unaudited)

Shares		Value

	COMMON STOCKS – 97.04%
	Aerospace & Defense – 0.50%
7,600	Exelis, Inc.	$82,764

	Auto Components – 1.54%
3,700	Autoliv, Inc.	255,818

	Capital Markets – 3.79%
3,300	Ameriprise Financial, Inc.	243,045
6,300	Federated Investors, Inc.	149,121
7,400	Legg Mason, Inc.	237,910

		630,076

	Chemicals – 3.94%
3,600	FMC Corp.	205,308
8,600	RPM International, Inc.	271,588
4,100	Scotts Miracle-Gro Co.	177,284

		654,180

	Commercial Banks – 5.24%
16,600	Associated Banc Corp.	252,154
4,200	BOK Financial Corp.	261,660
6,800	Comerica, Inc.	244,460
11,035	Valley National Bancorp	112,998

		871,272

	Commercial Services & Supplies – 5.78%
4,600	Dun & Bradstreet Corp.	384,790
10,616	Iron Mountain, Inc.	385,466
5,800	Republic Services, Inc.	191,400

		961,656

	Consumer Finance – 1.62%
6,000	Discover Financial Services	269,040

	Containers & Packaging – 2.96%
4,600	Bemis, Inc.	185,656
3,300	Rock-Tenn Co.	306,207

		491,863

	Energy Equipment & Services – 1.02%
6,500	Superior Energy Services, Inc. (a)	168,805

	Food Products – 5.69%
7,900	Campbell Soup Co.	358,344
7,900	ConAgra Foods, Inc.	282,899
4,200	Ingredion, Inc.	303,744

		944,987

Shares		Value

	Gas Utilities – 4.42%
3,700	National Fuel Gas Co.	$226,995
10,250	Questar Corp.	249,383
6,700	UGI Corp.	257,212

		733,590

	Health Care Equipment & Supplies – 1.58%
3,100	Teleflex, Inc.	261,981

	Health Care Providers & Services – 3.47%
4,300	AmerisourceBergen Corp.	221,235
5,700	CIGNA Corp.	355,509

		576,744

	Hotels, Restaurants & Leisure – 1.55%
4,000	Wyndham Worldwide Corp.	257,920

	Industrial Conglomerates – 1.89%
11,050	ITT Corp.	314,152

	Insurance – 6.88%
7,700	Arthur J. Gallagher & Co.	318,087
10,800	Lincoln National Corp.	352,189
2,600	PartnerRe Ltd.	242,086
3,900	Reinsurance Group of America, Inc.	232,713

		1,145,075

	IT Services – 5.72%
13,100	Broadridge Financial Solutions, Inc.	325,404
4,300	Fidelity National Information Services, Inc.	170,366
16,400	SAIC, Inc.	222,220
9,400	Total System Services, Inc.	232,932

		950,922

	Leisure Equipment & Products – 1.00%
3,800	Hasbro, Inc.	166,972

	Machinery – 1.71%
2,300	Snap-On, Inc.	190,210
3,400	Xylem, Inc.	93,704

		283,914

	Media – 3.08%
14,900	Gannett, Inc.	325,863
2,900	Scripps Networks Interactive, Inc.	186,586

		512,449

The accompanying notes are an integral part of these financial statements.

Keeley Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Multi-Utilities – 3.19%
2,000	OGE Energy Corp.	$139,960
4,800	Vectren Corp.	170,016
5,150	Wisconsin Energy Corp.	220,884

		530,860

	Oil, Gas & Consumable Fuels – 8.34%
4,300	Cabot Oil & Gas Corp.	290,723
4,000	El Paso Pipeline Partners, L.P.	175,440
3,500	EQT Corp.	237,125
6,650	HollyFrontier Corp.	342,143
5,000	Linn Energy LLC	189,500
5,300	Walter Energy, Inc.	151,050

		1,385,981

	Real Estate Investment Trusts (REITs) – 8.84%
2,000	Alexandria Real Estate Equities, Inc.	141,960
4,900	Duke Realty Corp.	83,202
4,200	EPR Properties	218,610
2,700	Equity Lifestyle Properties, Inc.	207,360
13,800	Healthcare Trust of America, Inc.	162,150
4,600	Hospitality Properties Trust	126,224
4,300	Mack Cali Realty Corp.	123,023
17,200	Retail Properties of America, Inc.	254,560
4,800	Weingarten Realty Investors	151,440

		1,468,529

	Real Estate Management & Development – 1.16%
11,200	Brookfield Office Properties, Inc.	192,304

	Road & Rail – 1.47%
4,100	Ryder System, Inc.	244,975

	Semiconductors & Semiconductor Equipment – 1.73%
7,500	Linear Technology Corp.	287,775

	Software – 0.95%
3,400	Jack Henry & Associates, Inc.	157,114

	Specialty Retail – 3.09%
6,300	Aaron’s, Inc.	180,684
9,700	Foot Locker, Inc.	332,128

		512,812

Shares		Value

	Textiles, Apparel & Luxury Goods – 0.55%
540	V.F. Corp.	$90,585

	Thrifts & Mortgage Finance – 2.42%
26,000	First Niagara Financial Group, Inc.	230,360
12,800	People’s United Financial, Inc.	172,032

		402,392

	Water Utilities – 1.92%
7,700	American Water Works Co., Inc.	319,088

	Total Common Stocks (Cost $12,572,142)	$16,126,595

	EXCHANGE TRADED FUNDS – 1.72%
	Funds, Trusts & Other Financial Vehicles—1.72%
5,000	iShares Russell Mid Cap Value Index Fund	$285,000

	Total Exchange Traded Funds
	(Cost $263,200)	$285,000

	SHORT TERM INVESTMENTS – 0.48%
	Money Market Funds – 0.48%
80,102	Fidelity Institutional Money Market Portfolio, 0.10%	$80,102

	Total Money Market Funds (Cost $80,102)	$80,102

	Total Investments – 99.24% (Cost $12,915,444)	$16,491,697
	Other Assets in Excess of Liabilities – 0.76%	125,644

	TOTAL NET ASSETS – 100.00%	$16,617,341

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2013 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.83%
	Auto Components – 1.57%
36,000	Delphi Automotive PLC (a)	$1,598,400

	Beverages – 1.36%
17,500	Pepsico, Inc.	1,384,425

	Capital Markets – 4.71%
54,000	Invesco Ltd.	1,563,840
97,689	Manning & Napier, Inc.	1,615,776
35,000	Raymond James Financial, Inc.	1,613,500

		4,793,116

	Chemicals – 3.95%
18,000	Ashland, Inc.	1,337,400
16,000	FMC Corp.	912,480
27,000	Rockwood Holdings, Inc.	1,766,880

		4,016,760

	Commercial Banks – 7.26%
99,000	BancorpSouth, Inc.	1,613,700
28,000	Northern Trust Corp.	1,527,680
48,000	Suntrust Banks, Inc.	1,382,880
32,000	UMB Financial Corp.	1,570,240
35,000	Wintrust Financial Corp.	1,296,400

		7,390,900

	Commercial Services & Supplies – 3.14%
38,762	Iron Mountain, Inc.	1,407,448
36,500	The ADT Corporation	1,786,310

		3,193,758

	Computers & Peripherals – 1.65%
61,000	NCR Corp. (a)	1,681,160

	Construction & Engineering – 3.43%
30,000	Chicago Bridge & Iron Co. – ADR	1,863,000
57,000	Quanta Services, Inc. (a)	1,629,060

		3,492,060

	Consumer Finance – 1.43%
32,500	Discover Financial Services	1,457,300

	Diversified Financial Services – 5.16%
55,000	Air Lease Corp.	1,612,600
32,000	CIT Group, Inc. (a)	1,391,360

Shares		Value

	Diversified Financial Services – (continued)
42,000	Fidelity National Financial, Inc.	$1,059,660
32,000	Walter Investment Management Corp. (a)	1,192,000

		5,255,620

	Electrical Equipment – 1.52%
19,000	Regal Beloit Corp.	1,549,640

	Energy Equipment & Services – 2.87%
18,500	Dril-Quip, Inc. (a)	1,612,645
32,500	Halliburton Co.	1,313,325

		2,925,970

	Food Products – 4.25%
45,000	Hillshire Brands Co.	1,581,750
26,002	Kraft Foods Group, Inc.	1,339,883
46,000	Mondelez International, Inc.	1,408,060

		4,329,693

	Gas Utilities – 1.34%
56,000	Questar Corp.	1,362,480

	Health Care Equipment & Supplies – 6.06%
22,500	Covidien PLC	1,526,400
31,000	Medtronic, Inc.	1,455,760
20,000	Teleflex, Inc.	1,690,200
63,000	Wright Medical Group, Inc. (a)	1,500,030

		6,172,390

	Health Care Providers & Services – 3.79%
30,000	AmerisourceBergen Corp.	1,543,500
28,000	Cardinal Health, Inc.	1,165,360
20,000	Express Scripts Holding Co. (a)	1,153,000

		3,861,860

	Hotels, Restaurants & Leisure – 1.99%
211,500	Carrols Restaurant Group, Inc. (a)	1,097,685
35,000	Fiesta Restaurant Group, Inc. (a)	929,950

		2,027,635

	Industrial Conglomerates – 6.24%
20,000	Dover Corp.	1,457,600
27,000	Eaton Corp. PLC	1,653,750

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Industrial Conglomerates – (continued)
65,850	ITT Corp.	$1,872,116
26,000	Pentair Ltd.	1,371,500

		6,354,966

	Insurance – 8.32%
15,000	Ace Ltd.	1,334,550
25,500	Aon PLC	1,568,250
33,000	Arthur J. Gallagher & Co.	1,363,230
27,000	Hanover Insurance Group, Inc.	1,341,360
16,000	PartnerRe Ltd.	1,489,760
31,000	W.R. Berkley Corp.	1,375,470

		8,472,620

	IT Services – 1.46%
37,500	Fidelity National Information Services, Inc.	1,485,750

	Media – 3.88%
29,000	Lamar Advertising Co. (a)	1,409,690
19,000	Madison Square Garden, Inc. (a)	1,094,400
22,500	Scripps Networks Interactive, Inc.	1,447,650

		3,951,740

	Metals & Mining – 1.46%
23,000	Kaiser Aluminum Corp.	1,486,950

	Multiline Retail – 1.43%
30,000	Dollar Tree, Inc. (a)	1,452,900

	Oil, Gas & Consumable Fuels – 9.64%
15,500	Anadarko Petroleum Corp.	1,355,475
40,500	Bonanza Creek Energy, Inc. (a)	1,566,135
16,500	Continental Resources, Inc. (a)	1,434,345
10,500	EOG Resources, Inc.	1,344,735
32,500	Gulfport Energy Corp. (a)	1,489,475
38,000	Walter Energy, Inc.	1,083,000
41,000	Williams Companies, Inc.	1,535,860

		9,809,025

	Pharmaceuticals – 3.10%
12,000	Perrigo Co.	1,424,760
60,000	Pfizer, Inc.	1,731,600

		3,156,360

Shares		Value

	Real Estate Investment Trusts (REITs) – 1.47%
25,000	Rayonier, Inc.	$1,491,750

	Road & Rail – 2.83%
9,500	Canadian Pacific Railway Ltd.	1,239,465
11,500	Union Pacific Corp.	1,637,715

		2,877,180

	Software – 1.35%
37,635	Verint Systems, Inc. (a)	1,375,559

	Specialty Retail – 1.47%
51,000	Sally Beauty Holdings, Inc. (a)	1,498,380

	Textiles, Apparel & Luxury Goods – 1.70%
38,000	Hanesbrands, Inc. (a)	1,731,280

	Total Common Stocks (Cost $69,970,748)	$101,637,627

	SHORT TERM INVESTMENTS – 0.21%
	Money Market Funds – 0.21%
215,369	Fidelity Institutional Money Market Portfolio, 0.10%	$215,369

	Total Money Market Funds (Cost $215,369)	$215,369

	Total Investments – 100.04%
	(Cost $70,186,117)	$101,852,996
	Liabilities in Excess of Other Assets – (0.04)%	(42,544)

	TOTAL NET ASSETS – 100.00%	$101,810,452

Percentages are stated as a percent of net assets.

ADR	– American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2013 (Unaudited)

Shares		Value

	COMMON STOCKS – 101.41%
	Aerospace & Defense – 1.06%
30,000	GenCorp, Inc. (a)	$399,000

	Auto Components – 1.06%
9,000	Delphi Automotive PLC (a)	399,600

	Building Products – 0.97%
5,000	A.O. Smith Corporation	367,850

	Capital Markets – 5.31%
16,000	Federated Investors, Inc.	378,720
14,000	Invesco Ltd. (b)	405,440
12,500	Legg Mason, Inc.	401,875
25,000	Manning & Napier, Inc.	413,500
8,000	Oaktree Capital Group LLC	408,160

		2,007,695

	Chemicals – 2.83%
4,600	Ashland, Inc. (b)	341,780
16,500	Chemtura Corp. (a)	356,565
4,800	W.R. Grace & Co. (a)(b)	372,048

		1,070,393

	Commercial Banks – 2.07%
8,800	UMB Financial Corp.	431,816
9,500	Wintrust Financial Corp.	351,880

		783,696

	Commercial Services & Supplies – 4.07%
9,000	Avery Dennison Corp.	387,630
10,000	Corrections Corporation of America	390,700
10,651	Iron Mountain, Inc.	386,738
7,600	The ADT Corporation	371,944

		1,537,012

	Construction & Engineering – 1.97%
6,500	Chicago Bridge & Iron Co. – ADR (b)	403,650
12,000	The Babcock & Wilcox Co. (b)	340,920

		744,570

	Consumer Finance – 1.07%
9,000	Discover Financial Services (b)	403,560

Shares		Value

	Diversified Financial Services – 4.11%
12,900	Air Lease Corp.	$378,228
8,500	CIT Group, Inc. (a)(b)	369,580
15,000	Fidelity National Financial, Inc.	378,450
11,500	Walter Investment Management Corp. (a)(b)	428,375

		1,554,633

	Electrical Equipment – 2.01%
11,000	Franklin Electric, Inc. (b)	369,270
11,000	Generac Holdings, Inc.	388,740

		758,010

	Energy Equipment & Services – 4.07%
4,400	Dril-Quip, Inc. (a)(b)	383,548
19,000	Era Group, Inc. (a)	399,000
16,500	Helix Energy Solutions Group, Inc. (a)	377,520
14,500	Superior Energy Services, Inc. (a)	376,565

		1,536,633

	Food Products – 2.11%
12,500	Flowers Foods, Inc.	411,750
11,000	Hillshire Brands Co.	386,650

		798,400

	Health Care Equipment & Supplies – 4.10%
5,600	Covidien PLC	379,904
11,000	Hill-Rom Holdings, Inc. (b)	387,420
35,000	Symmetry Medical, Inc. (a)	400,750
16,000	Wright Medical Group, Inc. (a)	380,960

		1,549,034

	Health Care Providers & Services – 1.98%
8,500	Cardinal Health, Inc.	353,770
12,500	Hanger Orthopedic Group, Inc. (a)(b)	394,125

		747,895

	Home Furnishings – 0.99%
10,000	Fortune Brands Home & Security, Inc. (a)	374,300

	Hotels, Restaurants & Leisure – 8.84%
11,000	AFC Enterprises, Inc. (a)	399,630

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Hotels, Restaurants & Leisure – (continued)
69,000	Carrols Restaurant Group, Inc. (a)	$358,110
4,200	Cracker Barrel Old Country Store, Inc.	339,570
64,000	Denny’s Corp. (a)(b)	369,280
4,900	DineEquity, Inc. (a)(b)	337,071
15,000	Fiesta Restaurant Group, Inc. (a)	398,550
27,000	Krispy Kreme Doughnuts, Inc. (a)	389,880
9,000	Marriott Vacations Worldwide Corp. (a)	386,190
5,600	Wyndham Worldwide Corp. (b)	361,088

		3,339,369

	Household Durables – 3.07%
8,500	Meritage Homes Corp. (a)	398,310
19,000	Pulte Group, Inc. (a)	384,560
11,000	Toll Brothers, Inc. (a)	376,640

		1,159,510

	Household Products – 1.08%
7,200	Spectrum Brands Holdings, Inc.	407,448

	Industrial Conglomerates – 2.03%
13,500	ITT Corp.	383,805
12,000	Tyco International Ltd.	384,000

		767,805

	Insurance – 2.09%
9,500	Arthur J. Gallagher & Co.	392,445
15,500	First American Financial Corp.	396,335

		788,780

	IT Services – 1.02%
4,900	Wex, Inc. (a)(b)	384,650

	Machinery – 13.34%
15,500	Briggs & Stratton Corp.	384,400
8,200	Colfax Corp. (a)(b)	381,628
7,500	EnPro Industries, Inc. (a)(b)	383,775
19,000	John Bean Technologies Corp. (b)	394,250
8,500	L.B. Foster Co. (b)	376,465
19,000	Manitowoc, Inc.	390,640
18,000	Rexnord Corp. (a)	382,140
8,000	Tennant Co. (b)	388,480

Shares		Value

	Machinery – (continued)
11,000	Terex Corp. (a)(b)	$378,620
7,000	Timken Co.	396,060
18,500	Titan International, Inc. (b)	389,980
8,500	Trinity Industries, Inc. (b)	385,305
4,000	Wabtec Corp. (b)	408,440

		5,040,183

	Media – 4.23%
41,000	Belo Corp. (b)	403,030
8,000	Lamar Advertising Co. (a)	388,880
6,700	Madison Square Garden, Inc. (a)(b)	385,920
19,000	Starz (a)	420,850

		1,598,680

	Metals & Mining – 2.00%
6,000	Kaiser Aluminum Corp.	387,900
22,500	Suncoke Energy, Inc. (a)	367,425

		755,325

	Multiline Retail – 1.11%
8,700	Dollar Tree, Inc. (a)	421,341

	Oil, Gas & Consumable Fuels – 3.16%
10,500	Bonanza Creek Energy, Inc. (a)	406,035
26,000	Goodrich Petroleum Corp. (a)	406,900
10,000	Oasis Petroleum, Inc. (a)(b)	380,700

		1,193,635

	Paper & Forest Products – 0.96%
5,300	Deltic Timber Corp. (b)	364,216

	Real Estate Investment Trusts (REITs) – 4.07%
6,500	Rayonier, Inc.	387,855
8,645	Ryman Hospitality Properties, Inc. (b)	395,509
13,500	Sabra Health Care REIT, Inc.	391,635
19,000	Spirit Reality Capital, Inc.	361,000

		1,535,999

	Real Estate Management & Development – 1.08%
18,700	Forestar Group, Inc. (a)	408,782

	Road & Rail – 4.15%
14,500	Avis Budget Group, Inc. (a)(b)	403,535
3,000	Canadian Pacific Railway Ltd.	391,410

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Shares		Value

	Road & Rail – (continued)
4,000	Genesee & Wyoming, Inc. (a)(b)	$372,440
3,600	Kansas City Southern (b )	399,240

		1,566,625

	Software – 2.09%
17,000	Monotype Imaging Holdings, Inc.	403,750
10,606	Verint Systems, Inc. (a)	387,649

		791,399

	Specialty Retail – 3.09%
13,000	Aaron’s, Inc.	372,840
11,500	Foot Locker, Inc. (b)	393,760
12,000	Penske Automotive Group, Inc.	400,320

		1,166,920

	Textiles, Apparel & Luxury Goods – 2.18%
30,000	A.T. Cross Company (a)	413,100
9,000	Hanesbrands, Inc. (a)	410,040

		823,140

	Thrifts & Mortgage Finance – 1.01%
16,000	Territorial Bancorp, Inc.	380,480

	Transportation Infrastructure – 1.03%
7,200	Macquarie Infrastructure Company LLC	389,088

	Total Common Stocks (Cost $28,005,874)	$38,315,656

Contracts
	PURCHASED OPTIONS – 0.34%
	Put Options – 0.34%
100	CBOE Russell 2000 Index Expiration: June 2013, Exercise Price: $890.00	$128,500

	Total Purchased Options (Cost $340,300)	$128,500

Contracts		Value

	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
4,000	Magnum Hunter Resources Corp. Expiration: August 29, 2013, Exercise Price: $10.50	$520

	Total Warrants (Cost $0)	$520

Shares
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
651	Fidelity Institutional Money Market Portfolio, 0.10%	$651

	Total Money Market Funds
	(Cost $651)	$651

	Total Investments – 101.75%
	(Cost $28,346,825)	$38,445,327
	Liabilities in Excess of Other Assets – (1.75)%	(661,760)

	TOTAL NET ASSETS – 100.00%	$37,783,567

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

(b)	Partially assigned as collateral for certain written option contracts.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2013 (Unaudited)

Contracts		Value
	Call Options
100	CBOE Russell 2000 Index Expiration: June 2013, Exercise Price: $890.00	$704,000

	Total Written Options (Premium received $384,800)	$704,000

The accompanying notes are an integral part of these financial statements.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

Small Cap Value Fund
ASSETS:
Investments, at value (1)(4)
Unaffiliated issuers	$2,747,311,402
Affiliated issuers	101,676,498
Cash	19,593
Receivable for investments sold	23,226,634
Receivable for shares issued	6,430,266
Dividends and interest receivable	2,557,764
Prepaid expenses and other assets	86,413

Total Assets	2,881,308,570

LIABILITIES:
Options written, at value (2)	—
Foreign tax withholding	—
Payable for investments purchased (5)	27,440,386
Payable for shares redeemed	5,640,953
Payable upon return of securities on loan	44,994,823
Payable on line of credit	—
Payable to Adviser	2,188,016
Payable to Directors	92,646
Accrued 12b-1 fees - Class A	347,943
Other accrued expenses	958,701

Total Liabilities	81,663,468

NET ASSETS	$2,799,645,102

NET ASSETS CONSIST OF:
Capital stock	$2,627,129,619
Accumulated undistributed net investment income/(loss)	6,025,081
Accumulated undistributed net realized gain/(loss) on investments	(830,769,243)
Net unrealized appreciation on investments and non-interested Directors’ deferred compensation	997,259,645

NET ASSETS	$2,799,645,102

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	60,186,563
NET ASSETS	$1,969,330,395
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$32.72

MAXIMUM OFFERING PRICE PER SHARE (3)	$34.26

Class I Shares
Authorized	100,000,000
Issued and outstanding	25,178,269
NET ASSETS	$830,314,707
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$32.98

(1) Cost of Investments
Unaffiliated issues	$1,776,834,553
Affiliated issuers	74,820,732

(2) Cost of Written Options.	$—

(3)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).
(4)	See Note 2F of the Notes to the Financial Statements.
(5)	The market value of securities on loan was $43,302,364 as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2013 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$93,545,406	$247,877,078	$65,141,378	$16,491,697	$101,852,996	$38,445,327
—	—	—	—	—	—
—	1,828	893	—	1,275	276
270,275	79,563	—	97,723	—	253,291
585,914	813,672	3,497	6,000	7,815	—
207,582	203,370	54,889	39,661	123,061	32,584
20,653	27,525	17,230	3,123	16,503	26,254

94,629,830	249,003,036	65,217,887	16,638,204	102,001,650	38,757,732

—	—	—	—	—	704,000
—	1,002	463	235	1,591	154
258,360	278,366	—	—	—	17,398
71,249	223,014	20,251	466	62,930	—
—	—	—	—	—	—
—	—	—	—	—	186,000
70,721	199,347	47,878	6,269	79,980	41,874
109	6,440	—	—	2,322	—
8,650	17,119	9,648	1,509	11,432	4,224
34,741	50,194	26,890	12,384	32,943	20,515

443,830	775,482	105,130	20,863	191,198	974,165

$94,186,000	$248,227,554	$65,112,757	$16,617,341	$101,810,452	$37,783,567

$75,785,382	$163,664,263	$86,430,785	$12,966,796	$94,493,429	$29,082,052
(34,946)	723	133,070	1,286	119,926	(116,376)
1,895,465	8,112,027	(44,758,475)	73,105	(24,467,981)	(960,800)
16,540,099	76,450,541	23,307,377	3,576,154	31,665,078	9,778,691

$94,186,000	$248,227,554	$65,112,757	$16,617,341	$101,810,452	$37,783,567

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
2,917,476	6,050,988	3,548,182	532,792	4,225,261	2,202,394
$46,597,536	$89,615,060	$46,773,378	$7,790,343	$63,879,278	$22,498,337
$15.97	$14.81	$13.18	$14.62	$15.12	$10.22

$16.72	$15.51	$13.80	$15.31	$15.83	$10.70

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
2,975,735	10,581,097	1,376,695	603,665	2,488,953	1,481,230
$47,588,464	$158,612,494	$18,339,379	$8,826,998	$37,931,174	$15,285,230
$15.99	$14.99	$13.32	$14.62	$15.24	$10.32

$77,004,521	$171,423,620	$41,832,661	$12,915,444	$70,186,117	$28,346,825
—	—	—	—	—	—

$—	$—	$—	$—	$—	$(384,800)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2013 (Unaudited)

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$26,339,429
Affiliated issuers	1,240,815
Less: Foreign withholding tax	(7,264)
Interest income	1,805
Securities lending income, net	51,347

Total Investment Income	27,626,132

EXPENSES:
Investment advisory fees	12,327,598
12b-1 fees - Class A	2,266,966
Shareholder servicing fees	657,165
Transfer agent fees and expenses	739,427
Federal and state registration fees	36,165
Audit expense	27,340
Fund accounting and administration fees	276,107
Directors’ fees	217,577
Custody fees	55,812
Reports to shareholders	198,147
Interest expense	109,562
Other	222,114

Total expenses before reimbursement	17,133,980
Reimbursement of expenses by Adviser	—

NET EXPENSES	17,133,980

NET INVESTMENT INCOME	10,492,152

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of
Unaffiliated issuers	231,711,887
Affiliated issuers	(11,892,799)
Written options	—
Change in net unrealized appreciation on investments and non-interested Directors’ deferred compensation	282,378,600

Net Gain on Investments	502,197,688

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$512,689,840

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the Period Ended March 31, 2013 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$1,406,305	$2,166,440	$621,262	$198,032	$886,766	$294,783
—	—	—	—	—	—
—	(2,768)	(1,017)	(378)	(2,525)	(411)
928	412	17	121	56	189
—	—	—	—	—	—

1,407,233	2,164,084	620,262	197,775	884,297	294,561

368,513	1,027,591	294,128	61,103	451,237	226,136
45,724	93,257	53,578	8,145	70,347	19,000
18,426	51,380	14,706	3,055	22,562	7,067
9,442	19,999	9,621	724	9,077	1,821
18,529	22,196	18,292	31,871	17,438	18,781
11,849	11,849	11,849	12,437	11,849	13,403
8,919	22,411	7,389	2,676	10,793	5,052
5,807	15,300	5,564	793	7,082	3,066
3,728	7,397	2,085	439	3,337	2,375
3,911	13,429	5,025	2,606	4,898	3,746
—	2,181	739	1	962	991
5,151	15,162	4,806	912	7,154	2,825

499,999	1,302,152	427,782	124,762	616,736	304,263
(34,175)	(35,262)	(38,160)	(46,959)	(31,024)	(52,482)

465,824	1,266,890	389,622	77,803	585,712	251,781

941,409	897,194	230,640	119,972	298,585	42,780

2,207,073	10,339,955	3,611,087	115,975	5,467,605	336,273
—	—	—	—	—	—
—	—	—	—	—	(277,069)
9,115,216	33,361,430	6,768,646	2,024,806	10,182,078	4,463,659

11,322,289	43,701,385	10,379,733	2,140,781	15,649,683	4,522,863

$12,263,698	$44,598,579	$10,610,373	$2,260,753	$15,948,268	$4,565,643

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Period Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
OPERATIONS:
Net investment income/(loss)	$10,492,152	$3,989,190
Net realized gain on investments	219,819,088	123,247,476
Change in net unrealized appreciation on investments	282,378,600	700,482,908

Net increase/(decrease) in net assets resulting from operations	512,689,840	827,719,574

DISTRIBUTIONS:
Net investment income - Class A	(3,855,230)	—
Net investment income - Class I	(4,488,574)	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(8,343,804)	—

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	183,967,668	244,696,958
Proceeds from distributions reinvested	3,623,727	—
Cost of shares redeemed	(376,659,484)	(1,077,725,203)

Net increase/(decrease) from capital stock transactions	(189,068,089)	(833,028,245)

Class I Shares
Proceeds from shares issued	101,744,071	253,944,862
Proceeds from distributions reinvested	2,757,011	—
Cost of shares redeemed	(254,875,622)	(374,477,405)

Net increase/(decrease) from capital stock transactions	(150,374,540)	(120,532,543)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	164,903,407	(125,841,214)

NET ASSETS:
Beginning of period	2,634,741,695	2,760,582,909

End of period	$2,799,645,102	$2,634,741,695

Accumulated undistributed net investment income/(loss)	$6,025,081	$3,876,733

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	6,242,420	10,014,032
Issued to shareholder in reinvestment of dividends	126,704	—
Shares redeemed	(13,136,455)	(44,052,229)

Net increase/(decrease) from capital stock transactions	(6,767,331)	(34,038,197)

Class I Shares
Shares sold	3,423,088	10,412,331
Issued to shareholder in reinvestment of dividends	95,696	—
Shares redeemed	(8,640,629)	(14,934,266)

Net increase/(decrease) from capital stock transactions	(5,121,845)	(4,521,935)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Period Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Period Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

$941,409	$792,149	$897,194	$(476,766)
2,207,073	1,417,900	10,339,955	6,964,653
9,115,216	8,658,933	33,361,430	46,195,816

12,263,698	10,868,982	44,598,579	52,683,703

(471,341)	(378,833)	(158,993)	—
(504,100)	(441,260)	(326,624)	—
(916,513)	(458,950)	(757,397)	—
(880,715)	(453,552)	(1,228,866)	—

(2,772,669)	(1,732,595)	(2,471,880)	—

10,974,390	18,589,888	17,182,738	13,607,198
1,311,984	798,715	881,672	—
(2,868,778)	(5,403,411)	(9,082,276)	(14,065,365)

9,417,596	13,985,192	8,982,134	(458,167)

12,391,237	10,137,412	55,924,292	61,212,000
1,376,123	893,290	1,470,232	—
(2,534,320)	(1,010,877)	(44,271,008)	(48,349,342)

11,233,040	10,019,825	13,123,516	12,862,658

30,141,665	33,141,404	64,232,349	65,088,194

64,044,335	30,902,931	183,995,205	118,907,011

$94,186,000	$64,044,335	$248,227,554	$183,995,205

$(34,946)	$(914)	$723	$(410,854)

731,731	1,385,307	1,282,856	1,253,193
91,668	60,689	68,666	—
(196,902)	(397,787)	(689,110)	(1,290,269)

626,497	1,048,209	662,412	(37,076)

834,297	744,165	4,159,006	5,668,616
95,855	67,573	113,182	—
(168,801)	(74,620)	(3,379,992)	(4,402,969)

761,351	737,118	892,196	1,265,647

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund

	Period Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
OPERATIONS:
Net investment income/(loss)	$230,640	$400
Net realized gain/(loss) on investments	3,611,087	3,056,108
Change in net unrealized appreciation on investments	6,768,646	10,932,486

Net increase/(decrease) in net assets resulting from operations	10,610,373	13,988,994

DISTRIBUTIONS:
Net investment income - Class A	(62,268)	—
Net investment income - Class I	(33,856)	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(96,124)	—

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	1,346,337	3,218,700
Proceeds from distributions reinvested	59,624	—
Cost of shares redeemed	(4,101,644)	(9,307,748)

Net increase/(decrease) from capital stock transactions	(2,695,683)	(6,089,048)

Class I Shares
Proceeds from shares issued	792,589	147,294
Proceeds from distributions reinvested	31,795	—
Cost of shares redeemed	(237,158)	(290,229)

Net increase/(decrease) from capital stock transactions	587,226	(142,935)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	8,405,792	7,757,011

NET ASSETS:
Beginning of period	56,706,965	48,949,954

End of period	$65,112,757	$56,706,965

Accumulated undistributed net investment income/(loss)	$133,070	$(1,446)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	116,383	311,940
Issued to shareholder in reinvestment of dividends	5,235	—
Shares redeemed	(353,037)	(919,777)

Net increase/(decrease) from capital stock transactions	(231,419)	(607,837)

Class I Shares
Shares sold	67,404	14,398
Issued to shareholder in reinvestment of dividends	2,762	—
Shares redeemed	(20,645)	(28,098)

Net increase/(decrease) from capital stock transactions	49,521	(13,700)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Value Fund		All Cap Value Fund		Alternative Value Fund
Period Ended March 31, 2013 (Unaudited)	From October 3, 2011 (Commencement Date) to September 30, 2012	Period Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Period Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

$119,972	$124,092	$298,585	$164,915	$42,780	$(209,752)
115,975	(42,911)	5,467,605	8,689,554	59,204	(1,719,455)
2,024,806	1,551,348	10,182,078	13,218,400	4,463,659	5,205,325

2,260,753	1,632,529	15,948,268	22,072,869	4,565,643	3,276,118

(68,244)	(68,010)	(155,914)	—	—	—
(57,382)	(51,405)	(185,300)	—	—	—
—	—	—	—	—	(1,690,334)
—	—	—	—	—	(2,037,890)

(125,626)	(119,415)	(341,214)	—	—	(3,728,224)

975,499	4,891,993	3,643,235	4,075,484	8,488,737	3,572,013
68,139	67,740	151,118	—	—	1,584,550
(5,958)	(99,513)	(2,280,066)	(9,066,570)	(393,209)	(1,989,207)

1,037,680	4,860,220	1,514,287	(4,991,086)	8,095,528	3,167,356

4,439,011	2,719,257	1,716,661	1,464,409	2,629,727	4,243,970
57,382	51,405	185,300	—	—	1,930,028
(154,072)	(41,783)	(2,168,792)	(3,544,122)	(1,009,186)	(6,317,297)

4,342,321	2,728,879	(266,831)	(2,079,713)	1,620,541	(143,299)

7,515,128	9,102,213	16,854,510	15,002,070	14,281,712	2,571,951

9,102,213	—	84,955,942	69,953,872	23,501,855	20,929,904

$16,617,341	$9,102,213	$101,810,452	$84,955,942	$37,783,567	$23,501,855

$1,286	$6,940	$119,926	$162,555	$(116,376)	$(159,156)

73,964	456,769	264,357	343,738	873,893	417,446
5,118	5,673	11,448	—	—	209,044
(467)	(8,265)	(169,098)	(798,794)	(42,409)	(237,680)

78,615	454,177	106,707	(455,056)	831,484	388,810

341,907	267,525	121,505	126,048	264,926	470,249
4,202	4,305	13,932	—	—	252,953
(10,851)	(3,423)	(158,221)	(304,325)	(100,184)	(721,118)

335,258	268,407	(22,784)	(178,277)	164,742	2,084

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011		2010	2009	2008
CLASS A(9)
Net asset value, beginning of period	$27.01		$20.29	$21.17		$19.12	$24.13	$28.95

Income/(loss) from investment operations:
Net investment income/(loss)	0.10	(3)	0.02 (3)	(0.06	)(3)	(0.05)	0.04	(0.08)
Net realized and unrealized gain/(loss)	5.67		6.70	(0.82)		2.14	(5.05)	(4.08)
Net increase payment by affiliates	—		—	—		—	—	0.01

Total from investment operations	5.77		6.72	(0.88)		2.09	(5.01)	(4.15)

Dividends and Distributions:
Dividends from net investment income	(0.06)		—	—		(0.04)	—	—
Distributions from net realized gains	—		—	—		—	—	(0.67)
Tax return of capital	—		—	—		—	—	0.00	(6)

Net asset value, end of period	$32.72		$27.01	$20.29		$21.17	$19.12	$24.13

Total return(1)	21.41	%(4)	33.12%	(4.16)%		10.92%	(20.73)%	(14.64	)%(7)
Net assets, end of period, (,000)	$1,969,330		1,808,213	$2,048,832		$3,321,356	$4,350,731	$6,225,831
Ratio of Net Expense to average Net Assets(2)	1.38	%(5)	1.39%	1.35%		1.36%	1.39%	1.33%
Ratio of Net investment income to Average Net Assets	0.72	%(5)	0.07%	(0.26)%		(0.20)%	0.21%	(0.35)%
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.38	%(5)	1.39%	1.35%		1.36%	1.40%	1.33%
Ratio of Net investment income to average Net Assets	0.72	%(5)	0.07%	(0.26)%		(0.20)%	0.21%	(0.35)%
Portfolio turnover rate	20.32%		25.87%	18.98%		8.65%	22.03%	17.27%
CLASS I(8)(9)
Net asset value, beginning of period	$27.28		$20.44	$21.28		$19.20	$24.18	$27.28

Income/(loss) from investment operations:
Net investment income	0.14	(3)	0.08 (3)	0.00	(3)(6)	0.01	0.02	0.02
Net realized and unrealized gain/(loss)	5.72		6.76	(0.84)		2.15	(5.00)	(3.13)
Net increase payment by affiliates	—		—	—		—	—	0.01

Total from investment operations	5.86		6.84	(0.84)		2.16	(4.98)	(3.10)

Dividends and Distributions:
Dividends from net investment income	(0.16)		—	—		(0.08)	—	—

Net asset value, end of period	$32.98		$27.28	$20.44		$21.28	$19.20	$24.18

Total return(1)	21.58	%(4)	33.46%	(3.95)%		11.29%	(20.56)%	(11.40	)%(4)(7)
Net assets, end of period, (,000)	$830,315		$826,529	$711,751		$524,550	$386,630	$244,147
Ratio of Net Expense to average Net Assets(2)	1.13	%(5)	1.14%	1.10%		1.11%	1.14%	1.12	%(5)
Ratio of Net investment income to Average Net Assets	0.97	%(5)	0.32%	(0.01)%		0.05%	0.44%	0.21	%(5)
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.13	%(5)	1.14%	1.10%		1.11%	1.14%	1.12	%(5)
Ratio of Net investment income to average Net Assets	0.97	%(5)	0.32%	(0.01)%		0.05%	0.43%	0.21	%(5)
Portfolio turnover rate	20.32%		25.87%	18.98%		8.65%	22.03%	17.27%

(1)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(2)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Amount calculated is less than $0.005 per share.
(7)	Total return increased by approximately 0.03% due to a voluntary reimbursement by the Advisor relating to the purchase of certain securities issued by companies engaged in securities-related businesses.
(8)	The offering of the Fund’s Class I shares, which does not have a sale load, commenced on December 31, 2007. The Class I per share data for 2008 is for a share outstanding from commencement to September 30, 2008.
(9)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31,2013 (Unaudited)		Year Ended September 30,		December 1, 2009(6) to September 30, 2010
			2012	2011
CLASS A(7)
Net asset value, beginning of period	$14.21		$11.36	$11.57	$10.00

Income from investment operations:
Net investment income	0.18	(3)	0.21 (3)	0.18 (3)	0.11
Net realized and unrealized gain	2.16		3.14	0.15	1.57

Total from investment operations	2.34		3.35	0.33	1.68

Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.20)	(0.18)	(0.11)
Distributions from net realized gains	(0.39)		(0.30)	(0.36)	—

Net asset value, end of period	15.97		14.21	11.36	11.57

Total return(1)	16.95	%(4)	29.90%	2.38%	16.89	%(4)
Net assets, end of period, (,000)	$46,598		$32,549	$14,114	$3,918
Ratio of Net Expense to average Net Assets(2)	1.39	%(5)	1.39%	1.39%	1.40	%(5)
Ratio of Net investment income to Average Net Assets	2.43	%(5)	1.53%	1.29%	1.48	%(5)
Prior to Reimbursement
Ratio of Net Expenses to Average Net Assets(2)	1.48	%(5)	1.56%	1.66%	2.28	%(5)
Ratio of Net investment income to average Net Assets	2.34	%(5)	1.36%	1.02%	0.60	%(5)
Portfolio turnover rate	11.44%		28.98%	57.78%	59.48	%(4)
CLASS I(7)
Net asset value, beginning of period	$14.22		$11.37	$11.57	$10.00

Income from investment operations:
Net investment income	0.20	(3)	0.24 (3)	0.21 (3)	0.14
Net realized and unrealized gain	2.17		3.14	0.16	1.56

Total from investment operations	2.37		3.38	0.37	1.70

Dividends and Distributions:
Dividends from net investment income	(0.21)		(0.23)	(0.21)	(0.13)
Distributions from net realized gains	(0.39)		(0.30)	(0.36)	—

Net asset value, end of period	15.99		14.22	11.37	11.57

Total return(1)	17.14	%(4)	30.16%	2.69%	17.08	%(4)
Net assets, end of period, (,000)	$47,588		$31,495	$16,789	$13,728
Ratio of Net Expense to average Net Assets(2)	1.14	%(5)	1.14%	1.14%	1.15	%(5)
Ratio of Net investment income to Average Net Assets	2.68	%(5)	1.78%	1.54%	1.60	%(5)
Prior to Reimbursement
Ratio of Net Expenses to Average Net Assets(2)	1.23	%(5)	1.31%	1.41%	2.03	%(5)
Ratio of Net investment income to average Net Assets	2.59	%(5)	1.61%	1.27%	0.72	%(5)
Portfolio turnover rate	11.44%		28.98%	57.78%	59.48	%(4)

(1)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(2)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Commencement of operations.
(7)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31,2013 (Unaudited)		Year Ended September 30,
			2012		2011		2010	2009	2008
CLASS A(7)
Net asset value, beginning of period	$12.12		$8.54		$8.91		$8.26	$8.96	$10.94

Income/(loss) from investment operations:
Net investment income/(loss)	0.05	(3)	(0.05	)(3)	(0.05	)(3)	(0.01)	0.00 (6)	0.00 (6)
Net realized and unrealized gain/(loss)	2.81		3.63		(0.32)		0.66	(0.70)	(1.97)

Total from investment operations	2.86		3.58		(0.37)		0.65	(0.70)	(1.97)

Dividends and Distributions:
Dividends from net investment income	(0.03)		—		—		—	—	(0.01)
Distributions from net realized gains	(0.14)		—		—		—	—	—

Net asset value, end of period	$14.81		$12.12		$8.54		$8.91	$8.26	$8.96

Total return(1)	23.79	%(4)	41.92%		(4.15)%		7.87%	(7.81)%	(18.07)%
Net assets, end of period, (,000)	$89,615		$65,283		$46,334		$51,871	$24,845	$14,096
Ratio of Net Expense to average Net Assets(2)	1.39	%(5)	1.40%		1.40%		1.39%	1.40%	1.40%
Ratio of Net investment income to Average Net Assets	0.71	%(5)	(0.45)%		(0.43)%		(0.21)%	0.04%	(0.28)%
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.42	%(5)	1.45%		1.47%		1.55%	1.78%	1.97%
Ratio of Net investment income to average Net Assets	0.68	%(5)	(0.50)%		(0.50)%		(0.37)%	(0.34)%	(0.85)%
Portfolio turnover rate	30.03%		51.11%		78.42%		46.07%	44.80%	10.57%
CLASS I(7)
Net asset value, beginning of period	$12.25		$8.62		$8.96		$8.30	$8.98	$10.95

Income/(loss) from investment operations:
Net investment income/(loss)	0.06	(3)	(0.02	)(3)	(0.02	)(3)	0.00 (6)	0.00 (6)	0.02
Net realized and unrealized gain/(loss)	2.86		3.65		(0.32)		0.67	(0.68)	(1.97)

Total from investment operations	2.92		3.63		(0.34)		0.67	(0.68)	(1.95)

Dividends and Distributions:
Dividends from net investment income	(0.04)		—		—		(0.01)	—	(0.02)
Distributions from net realized gains	(0.14)		—		—		—	—	—

Net asset value, end of period	$14.99		$12.25		$8.62		$8.96	$8.30	$8.98

Total return(1)	24.02	%(4)	42.11%		(3.79)%		8.09%	(7.57)%	(17.84)%
Net assets, end of period, (,000)	$158,612		$118,712		$72,573		$32,310	$18,535	$3,767
Ratio of Net Expense to average Net Assets(2)	1.14	%(5)	1.15%		1.15%		1.14%	1.15%	1.15%
Ratio of Net investment income to Average Net Assets	0.96	%(5)	(0.20)%		(0.18)%		0.04%	0.24%	0.05%
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.17	%(5)	1.20%		1.22%		1.30%	1.52%	1.75%
Ratio of Net investment income to average Net Assets	0.93	%(5)	(0.25)%		(0.25)%		(0.12)%	(0.14)%	(0.56)%
Portfolio turnover rate	30.03%		51.11%		78.42%		46.07%	44.80%	10.57%

(1)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(2)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Amount calculated is less than $0.005 per share.
(7)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012		2011		2010	2009	2008
CLASS A(8)
Net asset value, beginning of period	$11.08		$8.53		$8.78		$8.12	$10.42	$14.14

Income/(loss) from investment operations
Net investment income/(loss)	0.04	(3)	(0.01	)(3)	(0.02	)(3)	(0.03)	0.01	(0.02)
Net realized and unrealized gain/(loss)	2.08		2.56		(0.23)		0.70	(2.31)	(3.70)

Total from investment operations	2.12		2.55		(0.25)		0.67	(2.30)	(3.72)

Dividends and Distributions
Dividends from net investment income	(0.02)		—		—		(0.01)	—	—

Net asset value, end of period	$13.18		$11.08		$8.53		$8.78	$8.12	$10.42

Total return(1)	19.13	%(4)	29.89%		(2.85)%		8.27%	(22.07)%	(26.31)%
Net assets, end of period, (,000)	46,773		41,861		37,427		47,868	62,608	108,954
Ratio of Net Expense to average Net Assets(2)	1.39	%(5)	1.39%		1.40%		1.40%	1.40%	1.40%
Ratio of Net investment income to Average Net Assets	0.72	%(5)	(0.06)%		(0.21)%		(0.34)%	0.17%	(0.18)%
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.52	%(5)	1.53%		1.51%		1.55%	1.59%	1.46%
Ratio of Net investment income to average Net Assets	0.59	%(5)	(0.20)%		(0.32)%		(0.49)%	(0.02)%	(0.24)%
Portfolio turnover rate	21.06%		26.44%		25.60%		37.90%	85.30%	28.96%
CLASS I(7)(8)
Net asset value, beginning of period	$11.19		$8.59		$8.83		$8.16	$10.45	$14.20

Income/(loss) from investment operations
Net investment income/(loss)	0.06	(3)	0.02	(3)	0.00	(3)(6)	(0.01)	0.01	0.00	(6)
Net realized and unrealized gain/(loss)	2.10		2.58		(0.24)		0.71	(2.30)	(3.75)

Total from investment operations	2.16		2.60		(0.24)		0.70	(2.29)	(3.75)

Dividends and Distributions
Dividends from net investment income	(0.03)		—		—		(0.03)	—	—

Net asset value, end of period	$13.32		$11.19		$8.59		$8.83	$8.16	$10.45

Total return(1)	19.30	%(4)	30.27%		(2.72)%		8.63%	(21.91)%	(26.41	)%(4)
Net assets, end of period, (,000)	18,339		14,846		11,523		14,650	13,804	6,252
Ratio of Net Expense to average Net Assets(2)	1.14	%(5)	1.14%		1.15%		1.15%	1.15%	1.14	%(5)
Ratio of Net investment income to Average Net Assets	0.97	%(5)	0.19%		0.04%		(0.08)%	0.41%	(0.06	)%(5)
Prior to Reimbursement
Ratio of Net Expenses to Average Net Assets(2)	1.27	%(5)	1.28%		1.26%		1.30%	1.31%	1.23	%(5)
Ratio of Net investment income to average Net Assets	0.84	%(5)	0.05%		(0.07)%		(0.23)%	0.24%	(0.14	)%(5)
Portfolio turnover rate	21.06%		26.44%		25.60%		37.90%	85.30%	28.96%

(1)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(2)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Amount calculated is less than $0.005 per share.
(7)	The offering of the Fund’s Class I shares, which do not have a sales load, commenced on December 31, 2007. The Class I per share data for 2008 is for a share outstanding from commencement to September 30, 2008.
(8)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2013 (Unaudited)		October 3, 2011(6) to September 30, 2012
CLASS A(7)
Net asset value, beginning of period	$12.60		$10.00

Income from investment operations:
Net investment income	0.12	(3)	0.18	(3)
Net realized and unrealized gain	2.04		2.59

Total from investment operations	2.16		2.77

Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.17)

Net asset value, end of period	$14.62		$12.60

Total return(1)	17.24	%(4)	27.80	%(4)
Net assets, end of period, (,000)	$7,790		$5,721
Ratio of Net Expense to average Net Assets(2)	1.39	%(5)	1.41	%(5)
Ratio of Net investment income to Average Net Assets	1.85	%(5)	1.52	%(5)
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	2.16	%(5)	2.83	%(5)
Ratio of Net investment income to average Net Assets	1.08	%(5)	0.10	%(5)
Portfolio turnover rate	12.28%		13.74	%(4)
CLASS I(7)
Net asset value, beginning of period	$12.60		$10.00

Income from investment operations
Net investment income	0.14	(3)	0.21	(3)
Net realized and unrealized gain	2.03		2.59

Total from investment operations	2.17		2.80

Dividends and Distributions:
Dividends from net investment income	(0.15)		(0.20)

Net asset value, end of period	$14.62		$12.60

Total return(1)	17.37	%(4)	28.10	%(4)
Net assets, end of period, (,000)	$8,827		$3,381
Ratio of Net Expense to average Net Assets(2)	1.14	%(5)	1.16	%(5)
Ratio of Net investment income to Average Net Assets	2.10	%(5)	1.77	%(5)
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.91	%(5)	2.58	%(5)
Ratio of Net investment income to average Net Assets	1.33	%(5)	0.35	%(5)
Portfolio turnover rate	12.28%		13.74	%(4)

(1)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(2)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Commencement of operations.
(7)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011		2010	2009	2008
CLASS A(8)
Net asset value, beginning of period	$12.77		$9.61	$9.77		$8.98	$10.27	$13.20

Income/(loss) from investment operations:
Net investment income/(loss)	0.04	(3)	0.01 (3)	(0.01	)(3)	(0.03)	0.00 (6)	(0.01)
Net realized and unrealized gain/(loss)	2.35		3.15	(0.15)		0.82	(1.29)	(2.92)

Total from investment operations	2.39		3.16	(0.16)		0.79	(1.29)	(2.93)

Dividends and Distributions:
Dividends from net investment income	(0.04)		—	—		0.00 (6)	—	—

Net asset value, end of period	$15.12		$12.77	$9.61		$9.77	$8.98	$10.27

Total return(1)	18.74	%(4)	32.88%	(1.64)%		8.80%	(12.56)%	(22.20)%
Net assets, end of period, (,000)	$63,879		$52,581	$43,931		$52,198	$62,388	$85,733
Ratio of Net Expense to average Net Assets(2)	1.39	%(5)	1.39%	1.39%		1.40%	1.40%	1.39%
Ratio of Net investment income to Average Net Assets	0.57	%(5)	0.11%	(0.13)%		(0.24)%	(0.01)%	(0.12)%
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.46	%(5)	1.47%	1.47%		1.53%	1.60%	1.46%
Ratio of Net investment income to average Net Assets	0.50	%(5)	0.03%	(0.21)%		(0.37)%	(0.21)%	(0.18)%
Portfolio turnover rate	28.04%		50.10%	39.65%		34.47%	44.68%	27.71%
CLASS I(7)(8)
Net asset value, beginning of period	$12.89		$9.67	$9.82		$9.02	$10.29	$13.33

Income/(loss) from investment operations:
Net investment income	0.06	(3)	0.04 (3)	0.02	(3)	0.00 (6)	0.01	0.01
Net realized and unrealized gain/(loss)	2.37		3.18	(0.17)		0.82	(1.28)	(3.05)

Total from investment operations	2.43		3.22	(0.15)		0.82	(1.27)	(3.04)

Dividends and Distributions:
Dividends from net investment income	(0.08)		—	—		(0.02)	—	—

Net asset value, end of period	$15.24		$12.89	$9.67		$9.82	$9.02	$10.29

Total return(1)	18.91	%(4)	33.30%	(1.53)%		9.10%	(12.34)%	(22.81	)%(4)
Net assets, end of period, (,000)	$37,931		$32,375	$26,023		$21,539	$19,535	$17,501
Ratio of Net Expense to average Net Assets(2)	1.14	%(5)	1.14%	1.14%		1.15%	1.15%	1.15	%(5)
Ratio of Net investment income to Average Net Assets	0.82	%(5)	0.36%	0.12%		0.02%	0.26%	0.06	%(5)
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	1.21	%(5)	1.22%	1.22%		1.28%	1.35%	1.22	%(5)
Ratio of Net investment income to average Net Assets	0.75	%(5)	0.28%	0.04%		(0.12)%	0.05%	0.01	%(5)
Portfolio turnover rate	28.04%		50.10%	39.65%		34.47%	44.68%	27.71%

(1)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(2)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Amount calculated is less than $0.005 per share.
(7)	The offering of the Fund’s Class I shares, which do not have a sales load, commenced on December 31, 2007. The Class I per share data for 2008 is for a share outstanding from commencement to September 30, 2008.
(8)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,				April 1, 2010(6) to September 30, 2010
			2012		2011
CLASS A(7)
Net asset value, beginning of period	$8.71		$9.09		$9.03		$10.00

Income/(loss) from investment operations:
Net investment income/ (loss)	0.01	(3)	(0.09	)(3)	(0.13	)(3)	(0.02)
Net realized and unrealized gain/(loss)	1.50		1.28		0.29		(0.95)

Total from investment operations	1.51		1.19		0.16		(0.97)

Dividends and Distributions:
Distributions from net realized gains	—		(1.57)		(0.10)		$—

Net asset value, end of period	$10.22		$8.71		$9.09		$9.03

Total return(1)	17.34	%(4)	15.86%		1.68%		(9.70	)%(4)
Net assets, end of period, (,000)	$22,498		$11,937		$8,924		$2,270
Ratio of Net Expense to average Net Assets(2)	1.90	%(5)	1.97%		2.21%		1.91	%(5)
Ratio of Net investment income to Average Net Assets	0.19	%(5)	(1.02)%		(1.30)%		(0.97	)%(5)
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	2.27	%(5)	2.47%		2.59%		2.52	%(5)
Ratio of Net investment income to average Net Assets	(0.18	)%(5)	(1.52)%		(1.68)%		(1.58	)%(5)
Portfolio turnover rate	27.41%		59.05%		77.59%		91.52	%(4)
CLASS I(7)
Net asset value, beginning of period	$8.78		$9.13		$9.05		$10.00

Income/(loss) from investment operations
Net investment income/ (loss)	0.02	(3)	(0.07	)(3)	(0.10	)(3)	(0.04)
Net realized and unrealized gain/(loss)	1.52		1.29		0.28		(0.91)

Total from investment operations	1.54		1.22		0.18		(0.95)

Dividends and Distributions:
Distributions from net realized gains	—		(1.57)		(0.10)		—

Net asset value, end of period	$10.32		$8.78		$9.13		$9.05

Total return(1)	17.54	%(4)	16.15%		1.90%		(9.50	)%(4)
Net assets, end of period, (,000)	$15,285		$11,565		$12,006		$24,522
Ratio of Net Expense to average Net Assets(2)	1.65	%(5)	1.72%		1.96%		1.66	%(5)
Ratio of Net investment income to Average Net Assets	0.44	%(5)	(0.77)%		(1.05)%		(0.83	)%(5)
Prior to Reimbursement:
Ratio of Net Expenses to Average Net Assets(2)	2.02	%(5)	2.22%		2.34%		2.22	%(5)
Ratio of Net investment income to average Net Assets	0.07	%(5)	(1.27)%		(1.43)%		(1.39	)%(5)
Portfolio turnover rate	27.41%		59.05%		77.59%		91.52	%(4)

(1)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(2)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Commencement of operations.
(7)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Corporation consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, October 3, 2011, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Debt securities that are valued using these techniques and inputs are categorized as Level 2 of the fair value hierarchy. Repurchase agreements are recorded at cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,794,850,500	$—	$—	$2,794,850,500
Short Term Investments	11,710,025	42,403,000	—	54,113,025
Warrants	24,375	—	—	24,375

Total Investments in Securities	$2,806,584,900	$42,403,000	$—	$2,848,987,900

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$89,698,353	$—	$—	$89,698,353
Preferred Stocks*	534,159	—	—	534,159
Exchange Traded Funds*	209,525	—	—	209,525
Short Term Investments	3,103,369	—	—	3,103,369

Total Investments in Securities	$93,545,406	$—	$—	$93,545,406

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$245,482,992	$—	$—	$245,482,992
Short Term Investments	2,391,161	—	—	2,391,161
Warrants	2,925	—	—	2,925

Total Investments in Securities	$247,877,078	$—	$—	$247,877,078

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$65,064,578	$—	$—	$65,064,578
Short Term Investments	76,800	—	—	76,800

Total Investments in Securities	$65,141,378	$—	$—	$65,141,378

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$16,126,595	$—	$—	$16,126,595
Exchange Traded Funds*	285,000	—	—	285,500
Short Term Investments	80,102	—	—	80,102

Total Investments in Securities	$16,491,697	$—	$—	$16,491,697

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$101,637,627	$—	$—	$101,637,627
Short-Term Investments	215,369	—	—	215,369

Total Investments in Securities	$101,852,996	$—	$—	$101,852,996

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

Keeley Alternative Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$38,315,656	$—	$—	$38,315,656
Purchased Options	128,500	—	—	128,500
Short-Term Investments	651	—	—	651
Warrants	520	—	—	520

Total Investments in Securities	$38,445,327	$—	$—	$38,445,327

Other Financial Instruments
Written Options	$704,000	$—	$—	$704,000

Total Investments in Other Financial Instruments	$704,000	$—	$—	$704,000

*	See the Schedule of Investments for the investments detailed by industry classification.

Below are the transfers between Levels 1 and 2 during the reporting period from September 30, 2012 to March 31, 2013. Transfers between levels are identified at the end of the reporting period.

Keeley Small Cap Value Fund:
Transfers into Level 1	$24,375
Transfers out of Level 1	—

Net Transfers in and/or out of Level 1	$24,375

Transfers into Level 2	$—
Transfers out of Level 2	24,375

Net Transfers in and/or out of Level 2	$24,375

Keeley Small-Mid Cap Value Fund:
Transfers into Level 1	$2,925
Transfers out of Level 1	—

Net Transfers in and/or out of Level 1	$2,925

Transfers into Level 2	$—
Transfers out of Level 2	2,925

Net Transfers in and/or out of Level 2	$2,925

Keeley Alternative Value Fund:
Transfers into Level 1	$520
Transfers out of Level 1	—

Net Transfers in and/or out of Level 1	$520

Transfers into Level 2	$—
Transfers out of Level 2	520

Net Transfers in and/or out of Level 2	$520

There were no transfers into or out of Levels 1 and 2 during the periods presented for the Keeley Small Cap Dividend Value Fund, Keeley Mid Cap Value Fund, Keeley Mid Cap Dividend Value Fund and Keeley All Cap Value Fund.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued by the Corporation due to market trading activity.

Derivatives:

The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

None of the Funds (except KALVF) currently invests in derivatives. KALVF invests in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (Variation Margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

The Funds did not enter into any futures contracts during the period ended March 31, 2013.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. KALVF enters into options contracts to manage its exposure to the stock market. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, and KACVF did not enter into any purchased or written options during the period ended March 31, 2013. KALVF had an average monthly market value of $228,590 for purchased options and an average monthly market value of $387,446 for written options during the period ended March 31, 2013. As a result of these purchased and written options investments, KALVF recognized a net realized loss of $664,311 for purchased options and $277,069 for written options, and recognized a change in net unrealized depreciation of $260,240 for purchased options and $417,410 for written options during the period ended March 31, 2013. These amounts are included in KALVF’s Statement of Operations. The counterparty for all these purchased and written options was Morgan Stanley. See the Schedule of Investments and Schedule of Options Written for KALVF’s option contract positions at March 31, 2013. The fair value of KALVF’s purchased and written options as of March 31, 2013 were $128,500 and $704,000, respectively, and are located on KALVF’s Statement of Assets and Liabilities as “Investments” and “Options written”, respectively.

The premium amount and number of option contracts written during the period ended March 31, 2013 for KALVF were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 9/30/2012	$258,860	(70)
Options Written	2,039,938	(646)
Options Expired	—	—
Options Exercised	—	—
Options Closed	(1,913,998)	616

Outstanding at 3/31/2013	$384,800	(100)

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

Warrants – The Funds may invest in warrants or rights (other then those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

KSCVF, KSMVF, and KALVF held warrants issued by Magnum Hunter Resources corp. as of March 31, 2013.

Short Positions:

KALVF may hold short positions to the extent permitted by its investment polices and objectives. Short sales are transactions in which KALVF sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect KALVF under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. KALVF is liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, KALVF is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. KALVF will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which KALVF replaces the borrowed security. KALVF will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KALVF did not hold any short positions during the period ended March 31, 2013.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2012, or for any other tax years which are open for exam. As of September 30, 2012, open tax years include the tax years ended September 30, 2009 through 2012. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2012 no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$—	$(24,008)	$24,008
KSDVF	27,632	(27,632)	—
KSMVF	68,685	(6,538)	(62,147)
KMCVF	171	(171)	—
KMDVF	2,263	41	(2,304)
KACVF	92	(1,288)	1,196
KALVF	51,246	(11)	(51,235)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risk such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of March 31, 2013, the market value of KSCVF securities on loan was $43,302,364 and KSCVF received cash collateral for the loans of $44,994,823. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF did not have any securities on loan as of March 31, 2013.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion, 0.90% of the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund’s average daily net assets; KSDVF and KMDVF each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets; KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets; and KSMVF, KMCVF, and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2014 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of Fund securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the period ended March 31, 2013. The below table indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on
Fund	9/30/13	9/30/14	9/30/15
KSCVF	N/A	N/A	N/A
KSDVF	$102,542	$77,712	$79,248
KSMVF	107,536	91,692	87,481
KMCVF	104,747	72,532	74,565
KMDVF	N/A	N/A	108,882
KACVF	105,771	71,233	66,726
KALVF	74,653	106,995	114,766

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2012 to March 31, 2013, KSCVF – Class A expensed $2,266,966 in distribution fees, of which $106,398 was paid to the Distributor; KSDVF – Class A expensed $45,724 in distribution fees, of which $11,068 was paid to the Distributor; KSMVF – Class A expensed $93,257 in distribution fees, of which $16,319 was paid to the Distributor; KMCVF – Class A expensed $53,578 in distribution fees, of which $28,861 was paid to the Distributor; KMDVF – Class A expensed $8,145 in distribution fees, of which $7,822 was paid to the Distributor; KACVF – Class A expensed $70,347 in distribution fees, of which $35,603 was paid to the Distributor; and KALVF – Class A expensed $19,000 in distribution fees, of which $12,890 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2012 to March 31, 2013, the Distributor received $657,165, $18,426, $51,380, $14,706, $3,055, $22,562, and $7,067 from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF, respectively.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2012 to March 31, 2013, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$536,643,099	$878,967,209
KSDVF	—	—	25,634,827	8,244,852
KSMVF	—	—	79,837,360	61,708,387
KMCVF	—	—	12,456,459	14,452,948
KMDVF	—	—	6,852,282	1,461,041
KACVF	—	—	26,423,155	25,371,904
KALVF	—	—	16,535,566	7,776,678

The Funds did not make any transactions in U.S. Government Securities for the period from October 1, 2012 to March 31, 2013.

For the period from October 1, 2012 to March 31, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF paid $2,392,099, $63,488, $279,836, $28,296, $9,818, $70,659 and $47,446 respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Tax Cost of Investments	$1,956,881,131	$56,103,052	$140,791,077	$40,792,702

Gross Unrealized Appreciation	$788,979,217	$9,929,011	$45,317,528	$17,187,810
Gross Unrealized Depreciation	(80,803,211)	(2,425,801)	(2,454,080)	(686,837)

Net Unrealized Appreciation on investments	$708,176,006	$7,503,210	$42,863,448	$16,500,973

	KMDVF	KACVF	KALVF
Tax Cost of Investments	$7,512,461	$64,836,633	$17,333,668

Gross Unrealized Appreciation	$1,653,070	$22,130,806	$6,598,691
Gross Unrealized Depreciation	(95,318)	(646,990)	(243,797)

Net Unrealized Appreciation on investments	$1,557,752	$21,483,816	$6,354,894

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

At September 30, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had net Post-October realized capital losses of $41,472,300, $0, $0, $0, $42,362, $861,899 and $615,797 respectively, and late year ordinary losses of $0, $0, $407,122, $0, $0, $0 and $158,074 respectively, from transactions between November 1, 2011 and September 30, 2012.

At September 30, 2012, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	2019	Indefinite ST	Indefinite LT
KSCVF	—	$1,002,381,797	—	—	—
KSDVF	—	—	—	—	—
KSMVF	—	—	$14,658	—	—
KMCVF	$12,355,046	$35,976,157	—	—	—
KMDVF	—	—	—	—	—
KACVF	$1,770,999	$27,302,688	—	—	—
KALVF	—	—	—	$1,142,767	$252,576

To the extent that KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF or KALVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

The tax character of distributions paid during the fiscal year ended September 30, 2012 and 2011 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2012	2011	2012	2011
KSCVF	—	—	—	—
KSDVF	$928,122	$1,050,415	$804,473	$54,732
KSMVF	—	—	—	—
KMCVF	—	—	—	—
KMDVF	$119,415	—	—	—
KACVF	—	—	—	—
KALVF	—	—	$3,728,224	$245,953

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Accumulated Capital and Other Losses	$(1,044,048,731)	$(1,284)	$(426,856)	$(48,334,776)
Undistributed Ordinary Income	4,042,172	30	—	1,526
Undistributed Long-Term Gain	—	1,407,633	—	—
Unrealized Appreciation on investments	$708,176,006	$7,503,210	$42,863,448	$16,500,973

Total Accumulated Gain/(Loss)	$(331,830,553)	$8,909,589	$42,436,592	$(31,832,277)

	KMDVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(42,481)	$(29,940,230)	$(2,219,022)
Undistributed Ordinary Income	147	166,383	—
Undistributed Long-Term Gain	—	—	—
Unrealized Appreciation on investments	$1,557,752	$21,483,816	$6,354,894

Total Accumulated Gain/(Loss)	$1,515,418	$(8,290,031)	$4,135,872

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2012 to March 31, 2013, the Distributor received $44,201, $13,177, $8,990, $545, $1,714, $4,552 and $2,306 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to unsecured line of credit agreements with U.S. Bank, N.A., expiring March 1, 2014. Under separate agreements, the Funds may borrow as follows: KSCVF may borrow up to the lesser of (a) $265 million or (b) 10% of the net assets of KSCVF; KSDVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KSDVF; KSMVF may borrow up to the lesser of (a) $20 million or (b) 10% of the net assets of KSMVF; KMCVF may borrow up to the lesser of (a) $5.9 million or (b) 10% of the net assets of KMCVF; KMDVF may borrow up to the lesser of (a) $1.4 million or (b) 10% of the net assets of KMDVF; KACVF may borrow up to the lesser of (a) $9 million or (b) 10% of the net assets of KACVF; and KALVF may borrow up to the lesser of (a) $2.6 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period ended March 31, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had average daily borrowings of $6,675,412, $0, $132,775, $44,995, $60, $58,560, and $60,582, respectively, with an average borrowing rate of 3.25%. For the period ended March 31, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had a maximum daily borrowing of $30,174,000, $0, $2,763,000, $269,000, $11,000, $248,000 and $829,000.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2012 through March 31, 2013. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

Issuer Name	Share Balance At October 1, 2012	Additions	Reductions	Share Balance At March 31, 2013	Dividend Income	Value At March 31, 2013	Cost	Realized Gains/ (Loss)
Carrols Restaurant Group, Inc.	1,268,788	766,233	—	2,035,021	$—	$10,561,759	$12,118,031	$—
Denny’s Corp.	5,902,350	—	(597,500)	5,304,850	—	30,608,984	22,785,469	67,905
Gamco Investors, Inc.	363,000	—	—	363,000	834,900	19,278,930	13,320,139	—
Home Federal Bancorp, Inc.	1,091,500	10,000	—	1,101,500	264,360	14,099,200	12,875,239	—
L.B. Foster Co.	853,000	—	(240,500)	612,500	38,650	27,127,625	13,721,854	4,238,767
Marcus Corp.(1)	1,516,378	—	(1,516,378)	—	—	—	—	(10,879,641)
Westfield Financial, Inc.(1)	1,418,519	—	(1,418,519)	—	102,905	—	—	(5,319,830)

					$1,240,815	$101,676,498	$74,820,732	$(11,892,799)

(1)	Issuer was not an affiliate as of March 31, 2013

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2013 (Unaudited)

10.	OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2013, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	266,775	1,201,340	686,745	982,670	1,346,494	1,133,533

Percent of total outstanding shares	9.14%	40.37%	11.35%	9.29%	37.95%	82.34%

	KMDVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	344,518	205,001	1,456,756	1,127,358	769,361	665,577

Percent of total outstanding shares	64.66%	33.96%	34.48%	45.29%	34.93%	44.93%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

Keeley Alternative Value Fund

At a meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on November 20, 2012, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”) voting separately thereof, unanimously approved the continuation through November 30, 2013 of the investment advisory agreements (each, an “Agreement,” and collectively, the “Agreements”) between the Corporation and Keeley Asset Management Corp. (the “Adviser”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Value Fund (“KMCVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”), the Keeley All Cap Value Fund (“KACVF”) and the Keeley Alternative Value Fund (“KALVF”), each a series of the Corporation (each, a “Fund,” and collectively, the “Funds”). At the same meeting, the Directors, including all of the Independent Directors voting separately thereof, unanimously approved the continuation through November 30, 2013 of the investment sub-advisory agreement (the “Sub-advisory Agreement”) by and among Broadmark Asset Management, LLC (“Broadmark”), the Adviser and the Corporation, for Broadmark to continue to serve as investment sub-adviser to KALVF.

The Board’s Independent Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of the Adviser and Broadmark. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to continue the Agreements and the Sub-advisory Agreement, including, among other things, the nature, extent and quality of the services provided by the Adviser and Broadmark, the profitability (including any fall-out benefits) from the Adviser’s relationships with the Funds and Broadmark’s relationship with KALVF, economies of scale, the role played by the Independent Directors and information on comparative fees and performance. The Board also considered the written responses and materials that the Adviser and Broadmark had produced in light of the due diligence request list that the counsel to the Independent Directors had submitted to each prior to the meeting. Included in those responses was a Fund-by-Fund profitability analysis that the Adviser had prepared, accompanied by an explanation of the methodology by which the Adviser had calculated that profitability analysis. In addition, the Board received comparative information about the fees that the Adviser charges to its institutional accounts that have investment strategies similar to the Funds. The Board also received materials on comparative performance, expenses and fund information from Lipper, Inc. (“Lipper”), an independent provider of mutual fund data, for each of the Funds.

Previously, the Board and the Independent Directors had reviewed extensively all of these materials at a special meeting of the Board held on October 16, 2012. The Independent Directors discussed all these materials among themselves and with their independent legal counsel. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the continuation of each of the Agreements and the Sub-advisory Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Agreements and the Sub-advisory Agreement are discussed separately below.

Nature, Extent and Quality of Services Provided

The Board considered the overall services that the Adviser provided to the Funds and Broadmark provided to KALVF, including the Adviser’s and Broadmark’s respective personnel, performance, compliance program, availability of their personnel to provide information and other services. The Board also discussed the Adviser’s staffing, including its on-going efforts to expand its professional staff. The Board also considered the frequency of, and the process related to, the Adviser’s interactions with Broadmark, and it considered the Adviser’s assertion that the Adviser has sufficient oversight of the Sub-Adviser’s investment activities relating to KALVF.

After consideration, the Board concluded that the nature, extent and quality of services provided by the Adviser and Broadmark were acceptable and consistent with industry norms.

Comparative Fees and Performance

The Board reviewed the fees and performance of each Fund and the costs for the services that the Adviser provided to each Fund and that Broadmark provided to KALVF. Specifically, the Board examined the investment performance of each Fund, including the Fund’s ranking for short- and long-term time periods, and each Fund’s performance against its peers and against its respective Lipper index for the same periods. The Board extensively discussed the performance of the Funds during the past year, as well as the reasons for that performance and the Adviser’s commitment to continue to manage the Funds in accordance with the Adviser’s investment philosophy. The Board also considered the strong long-term performance of KSCVF, as well as the competitive short-term performance of each of the Funds over the one-year period against its peers and respective Lipper index. After considering this information, the Board concluded that the overall performance of each Fund was acceptable.

The Board also considered the expenses of each Fund, the expense ratio of each Fund and the Adviser’s expense limitation agreement commitments, all in light of the services that the Adviser provides to the Funds and that Broadmark provides to KALVF. The Board compared each Fund’s expenses against those of its peers and against the fees that the Adviser charges to its institutional clients in the same asset class, and the Board considered the reasons for any differences in those fees. The Board also considered that the sub-advisory fees that Broadmark charges to KALVF are comparable to the sub-advisory fees that Broadmark charges to its institutional clients. The Board discussed the Adviser’s pre-tax profitability on a

Fund-by-Fund basis, including the methodology by which the profitability of the Adviser was calculated, and also discussed the profitability of Broadmark. After considering this information, the Board concluded that the fees for each Fund, as well as the sub-advisory fees for KALVF, were acceptable in light of the services provided.

Fall-Out Benefits

The Board considered the possible fall-out benefits that the Adviser and its affiliate receive for serving the Funds, including the fees that the Adviser’s affiliate receives for executing transactions for the Funds. The Board also considered any possible fall-out benefits that Broadmark receives as a result of it serving as investment sub-adviser to KALVF. After consideration, the Board decided that the fall-out benefits that the Adviser, its affiliate and Broadmark receive were not of a sufficient nature that would disqualify the Adviser and Broadmark from continuing in their current roles.

Economies of Scale

The Board further considered information regarding the Adviser’s costs in serving as the Funds’ investment adviser, including whether the Adviser may realize economies of scale in managing the Funds. The Board noted that KSCVF, KSMVF, KMCVF and KACVF have advisory fee breakpoints, which are intended to share with those Funds’ shareholders economies of scale that may exist as each Fund’s assets grow. The Board discussed the current asset sizes of the Funds, particularly of KSCVF, as they pertained to each Fund’s advisory fee breakpoints.

In addition, the Board also discussed the efficacy of the Funds’ expense caps and the Adviser’s expense reimbursements in reducing the expenses of the Funds, and the Board noted that the expense caps appeared to be effective. In its discussion, the Board considered that the Adviser: (i) previously had capped total expenses through January 31, 2013 for all the Funds (except KALVF) so that total expenses would not exceed 1.14% and 1.39% for Class I shares and Class A shares, respectively; (ii) previously had capped total expenses through January 31, 2013 for KALVF so that total expenses would not exceed 1.64% and 1.89% for Class I shares and Class A shares, respectively; and (iii) had agreed to extend the terms of the existing expense cap reimbursement agreements for all the Funds through January 31, 2014. The Board considered that the Adviser continues to absorb the Funds’ expenses above the existing expense caps.

Based upon this discussion, the Board then concluded that, among other factors, the current asset size of the Funds as they related to the Funds’ fee breakpoints and the efficacy of the Funds’ expense caps and the Adviser’s expense reimbursements did not warrant additional re-evaluation of the existing fee breakpoints at this time.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2012 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2012 and June 30, 2012 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312)786-5050•(800)533-5344•FAX (312)786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s president and treasurer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s president and treasurer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable for semi-annual reporting.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	5/30/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	5/30/2013

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date	5/30/2013

*	Print the name and title of each signing officer under his or her signature.